                                 SCHEDULE 14A
   Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              Century Shares Trust
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               (Name of Registrant as Specified in its Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment Of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value of transaction:

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      5.    Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.     Amount previously paid:

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2.     Form, Schedule or Registration Statement No.:

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3.     Filing Party:

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4.     Date Filed:

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

                                    IMPORTANT
                                 PROXY MATERIALS
                          PLEASE CAST YOUR VOTE NOW!

Dear Fellow Shareholder,
I am writing to let you know that a special meeting of shareholders of Century Shares Trust will be held on June 29, 2001. The purpose of the meeting is to vote on several important proposals that affect the Trust and your investment in it.

As a shareholder you have the opportunity to voice your opinion on the matters that affect the Trust. This package contains information about the proposals, as well as materials for voting by mail and instructions regarding any questions you may have. Please read the enclosed materials and cast your vote. Please vote promptly. Your vote is extremely important regardless of how large or small your holdings may be. Your vote must be received by June 29, 2001.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Century Capital Management Inc., are responsible for protecting your interests as a shareholder. These Trustees believe these proposals are in the best interests of shareholders, and they recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you will require is enclosed. To cast your vote simply complete, sign and return the proxy card in the enclosed postage paid envelope. You may also vote your shares by touchtone phone by calling the number printed on the proxy card and following the instructions on the recorded message, via the Internet at the address printed on the proxy card or by fax.

If you have any questions regarding the proxy materials before you vote, please call our proxy solicitor, D.F. King & Co at 1-800-549-6650. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Allan W. Fulkerson
President

                 Important information to help you understand
                            and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted on. Your vote is important. We appreciate your trust in Century and look forward to helping you achieve your financial goals.

On what proposals am I being asked to vote?

      You are being asked to vote on the following proposals:

      1. To approve the reorganization of Century Shares Trust into a new series named Century Shares Trust within a more modern Declaration of Trust.

      2. To approve a proposed advisory agreement for the Trust.

      3. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Trust

What role does The Board play?
      The Trustees oversee compliance with the investment policies of the fund. Members of the board are experienced executives who have an obligation to serve the best interests of Shareholders, including approving changes such as those proposed in the proxy statement. In addition, the Trustees review the Trust's performance, oversee the Trust's activities and fees, and review the Trust's contracts with Century Capital Management, Inc. and other service providers.

Has the Board of Trustees approved each proposal?
      Yes, the Board of Trustees has approved each proposal and recommends you vote FOR each proposal.

Why is the Trust proposing to reorganize into a more modern Trust?
(Proposal 1)
      This proposal asks shareholders to approve the reorganization into the new series (the "Reorganization") for a number of important reasons. The Reorganization is intended to modernize the Trust, which is governed by a Declaration of Trust that has been amended from time to time but which dates back to 1928. As a result of the Reorganization, shares of the Trust (reorganized into a new series also named "Century Shares Trust") will become subject to a new Agreement and Declaration of Trust of Century Capital Management Trust (the "CCMT Declaration") that resembles more closely the more modern governing instruments of contemporary mutual funds.

Why is a new advisory agreement being proposed for Century Shares Trust ? (Proposal 2)
      The Board of Trustees is recommending this change in recognition of the significant enhancements Century Capital Management, Inc., the Advisor continues to make in the investment research, administration and shareholder communications functions that directly benefit the shareholders. After careful consideration, the Trustees feel the proposed changes will maintain the value that the Trust has come to represent with below average costs to shareholders, while providing a competitive fee for the Advisor. The Trustees that are unaffiliated with Century Capital Management unanimously approved the new advisory agreement. The fee adjustment addresses the increasing costs of conducting investment research and administration services that enable the Advisor to continue to deliver the high levels of service shareholders have come to enjoy.

How does this proposed advisory agreement differ from the current Century Shares Trust?
      The proposed advisory agreement contract modifies two aspects of the management fee that the Advisor receives for managing the Trust's investments and business affairs, and one other provision of the Trust's existing contract with the Advisor. The amended contract would 1) raise the investment management fee and adjust the fee schedule breakpoints to reflect the Trust's growth over the recent years and 2) allow the Advisor and the Trustees to, on behalf of the Trust, modify the Investment Advisory and Management Series Agreement (the "Current Advisory Agreement") subject to the requirements of the Investment Company Act of 1940 (1940 Act). Other expenses related to the management of the business affairs of the Trust will be passed on to the Trust by the Advisor as provided for in the Current Advisory Agreement. Please see the proxy statement for more details.

If the proposed advisory agreement is approved, how will my Fund's expenses compare to similar funds?
      The total expenses of the Fund both before and after the proposed changes place it in the bottom 10% (least expensive) of all financial services funds as reported by Lipper Analytical Services Inc. as of March 2001.

Why are we voting on an independent accountant and what is its role?
(Proposal 3)
      Shareholders are typically asked at shareholder meetings to vote on a company's independent accountants. The Trust's independent accountants audit and certify annual financial statements for the Trust and provide other tax related services.

How many votes am I entitled to cast as a shareholder?
      You are entitled to one vote for each share of the Trust that you owned on the record date. The record date is May 21, 2001.

How do I vote my shares?
      You may vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. Be sure to sign the card before mailing it in the postage paid envelope. You may also vote your shares by touchtone phone by calling the number printed on the proxy card and following the instructions on the recorded message, via the Internet at the address printed on the proxy card or by fax. If you have any questions regarding the proposals or how to vote please call our proxy solicitor, D.F. King & Co at 1-800-549-6650.

How do I sign my proxy card?
      Individual account shareholders should sign exactly as the names appear on the account registration shown on the card. For joint accounts either owner may sign, but the name of the person signing should conform exactly to the name shown on the registration. On all other accounts, the person signing must indicate the capacity in which he or she is signing. For example, a trustee for a trust or other entities should sign as "John Smith, Trustee."


[Century Capital Management, Inc. Logo]

                              CENTURY SHARES TRUST

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 29, 2001


      Notice is hereby given that a special meeting of shareholders (the "Meeting") of Century Shares Trust (the "Trust") will be held at the offices of Century Capital Management, Inc., One Liberty Square, Boston, Massachusetts 02109 on Friday, June 29, 2001, at 11:00 a.m., Eastern Time, for the following purposes:

      1. Approval of the reorganization of the Trust as a newly created series, also named Century Shares Trust (the "New Fund"), of Century Capital Management Trust, a registered investment company advised by Century Capital Management, Inc., pursuant to an Agreement and Plan of Reorganization whereby all the assets and liabilities of the Trust would be transferred to the New Fund in exchange for shares of the New Fund;

      2. Approval of a Proposed Advisory Agreement between the Trust and Century Capital Management, Inc.; and

      3. Ratification of Deloitte & Touche LLP as principal independent auditors of the Trust.

      The Trustees of the Trust have fixed the close of business on Monday, May 21, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The complete list of shareholders of the Trust entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Trust for any purpose germane to the Meeting during ordinary business hours at the offices of Century Capital Management, Inc., One Liberty Square, Boston, Massachusetts 02109. A copy of this list will also be available at the Meeting.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Trustees of the Trust.


                              Richard F. Cook, Jr.
                              Secretary

                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------

                              CENTURY SHARES TRUST

                               ONE LIBERTY SQUARE
                           BOSTON, MASSACHUSETTS 02109
                                 (800) 321-1928
                          -----------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 29, 2001

Solicitation of Proxies
-----------------------

      The enclosed proxy is solicited on behalf of the Board of Trustees of Century Shares Trust, a Massachusetts business trust (the "Trust"), for use at a Special Meeting of Shareholders of the Trust (the "Meeting") to be held at the offices of Century Capital Management, Inc., One Liberty Square, Boston, Massachusetts 02109, on Friday, June 29, 2001 at 11 a.m. Eastern Daylight Savings Time. The enclosed proxy will also be used at any adjournment of the Meeting. Shareholders of record at the close of business on Monday, May 21, 2001 (the "Record Date") are entitled to receive notice of and vote at the Meeting. The enclosed Notice of Special Meeting of Shareholders and the enclosed form of proxy are being mailed to shareholders on or about May 30, 2001.

      The holders of 30% of the shares of the Trust outstanding as of the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business by the shareholders of the Trust at the Meeting, although it is necessary for more than 50% of the shares of the Trust to be represented at the Meeting in order for Proposal I to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on each Proposal.

      Each whole share shall be entitled to one vote as to any matter and each fractional share shall be entitled to a proportionate fractional vote.

      This solicitation is made primarily by the mailing of this proxy statement and the accompanying proxy card on or about May 30, 2001. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the Trust and may also be made by telephone or oral communications by representatives of Century Capital Management, Inc., who will not receive any compensation for these activities from the Trust. In addition, D.F. King & Co., Inc. (the "Solicitor") will assist the Trust in soliciting proxies for the Meeting and will be paid a fee of approximately $2,500 (or such other fee as determined necessary and appropriate by the Trust) plus out-of-pocket expenses. If you have any questions regarding this proxy statement or the execution of your vote, please call the Solicitor at
(800) 549-6650. The expenses in connection with preparing this proxy statement and its enclosures will be shared equally between the Trust and the Adviser. The Trust and/or the Adviser will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares of the Trust.

      Summary Term Sheet. The following is a summary of the three proposals described in this proxy statement. You are being asked to vote on each of these three proposals affecting your shares in the Trust. You can read more about these proposals by referring to the pages of this proxy statement listed after each of the bullet-points below. The following are the material items of the proposals you will be voting on:

PROPOSAL 1 You are being asked to approve the reorganization of Century Shares Trust, which is a separate trust, as a series, or a separate fund, of Century Capital Management Trust.

      -- As part of this reorganization, you will receive one share of the new fund (also named Century Shares Trust), for every share of the Trust you currently own. This will be accomplished by book entry; certificates of the new fund will be issued only upon request. (See page ___)

      -- After the reorganization your rights as a shareholder will be governed by the trust instrument and by-laws of Century Capital Management Trust, and no longer by the trust instrument of the current trust. (See page ___)

PROPOSAL 2 You are being asked to approve a new advisory contract with the Trust's adviser.

      -- Under this contract, the Trust would pay the adviser annual fees of 0.80% of the Trust's average daily assets up to $500 million, and 0.70% of the Trust's average daily assets above $500 million. (See page __)

      -- This proposal is separate from Proposal 1. If both Proposal 1 and
         Proposal 2 are approved, the new advisory contract would be in effect between the adviser and the new fund. (See Page ___)

PROPOSAL 3 You are being asked to confirm Deloitte & Touche LLP as the Trust's independent public accountants. (See page ___)

Adjournment
-----------

      In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies require to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

      Any Proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another Proposal.

Voting
------

      Shares represented by proxies that are properly executed and that are received by the Trust prior to the Meeting will be voted in accordance with the instructions given on such proxies. If a proxy card does not contain a specification with respect to a particular matter, shares will be voted FOR any such matter in accordance with the recommendations of the Trustees. A shareholder may revoke his or her proxy prior to its exercise by (i) sending a written revocation which is received by the Trust prior to the Meeting, (ii) properly executing a subsequent proxy, or (iii) by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not serve to revoke the proxy.

      Shares Held in an IRA. For shares held in individual retirement accounts (such as IRAs, Roth IRAs and simple retirement plans), the account custodian will vote the shares in the account in accordance with the instructions given by the depositor. If a depositor fails to provide voting instructions for shares held in such an account, the custodian may cause such shares to be voted in the same proportion as the shares held in other retirement accounts are voted.

      Electronic Voting. In addition to voting by mail, you may also give your voting instructions via the Internet or by touchtone telephone by following the instructions enclosed with the proxy card.

      Telephone Voting. You may file your voting instructions over the telephone by calling either the toll-free touchtone voting number on the enclosed proxy card or D.F. King, the Solicitor, at (800) 549-6650 and using an automated touchtone vote recording system. A representative of the Solicitor will answer your call. When receiving your instructions by telephone, the Solicitor representative is required to ask you for your full name, address, and last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation) and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to the Solicitor by the Trust, then the Solicitor representative will explain the proxy process. The Solicitor is not permitted to recommend to you how to vote, other than to read any recommendation included in this proxy statement. The Solicitor will record your instructions and transmit them to the official tabulator.

      As the Meeting date approaches, if the Solicitor is informed that the Trust has not yet received your vote, the Solicitor may ask you for authority, by telephone or by electronically transmitted instruction, to permit the Solicitor to sign a proxy on your behalf. The Solicitor will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the Trust believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

      Voting by Mail or Facsimile. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card or you can attend the Meeting in person.

      As of the Record Date, the Trust had 8,893,454 shares of beneficial interest, $1.00 par value per share, outstanding. As of the Record Date, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, California 94104 was the record owner of two accounts with a combined balance equal to approximately 7.89% of the Trust's outstanding shares. On the record date, CUDD & Co., c/o The Chase Manhattan Bank, N.A., 1211 Sixth Avenue, New York, New York 10036-8701 was the record owner of an account with a balance equal to approximately 6.01% of the Trust's outstanding shares. On the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of the Trust.

      THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, TO ANY SHAREHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT MAY BE MADE BY WRITING TO CENTURY SHARES TRUST, ONE LIBERTY SQUARE, BOSTON, MASSACHUSETTS 02109, OR BY CALLING 1-800-321-1928.

I.    APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

      OVERVIEW. The Trustees of the Trust have approved a transaction (the "Reorganization") whereby the Trust would reorganize into a newly-created series, also named Century Shares Trust (the "New Fund"), of Century Capital Management Trust, a Massachusetts business trust ("CCMT"), which, like the Trust, is currently advised by Century Capital Management, Inc. (the "Adviser"). The Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization, a form of which is attached hereto as Appendix A, providing for the transfer of all of the assets of the Trust to the New Fund in exchange for shares of the New Fund, and for the assumption by the New Fund of all of the liabilities of the Trust. The net asset value per share of the New Fund will equal the net asset value per share of the Trust on the date of the Reorganization. The completion of the Reorganization will result in the liquidation of the Trust. It is expected that the Reorganization will be completed on or before July 31, 2001, but may be delayed if an adjournment of the Meeting is required.

      The Reorganization is intended to modernize the Trust's Declaration of Trust (the "Current Declaration") which has been amended from time to time but which dates back to 1928. As a result of the Reorganization, shares of the Trust (reorganized into the New Fund) will become subject to the Agreement and Declaration of Trust of CCMT (the "CCMT Declaration"), which resembles more closely the more modern governing instruments of various other mutual funds organized in recent years. The New Fund will have the same investment objective, and, except as described below, generally similar investment policies and restrictions as apply currently to the Trust. The New Fund expects, however, to focus its investments in the financial services and related business services sectors, and the Trust focuses its investments currently in the insurance and banking and related sectors.

      The fees and expenses to which the New Fund will be subject subsequent to the Reorganization will be identical to those to which the Trust is subject immediately prior to the Reorganization. These may be the fees and expenses to which the Trust is currently subject or, if the new fee arrangements proposed in
Part II below are approved, the new higher fees and expenses.

      The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940 (the "1940 Act"), have unanimously approved the Reorganization and have determined that the Reorganization is in the best interest of the Trust and that the interests of the existing shareholders of the Trust will not be diluted as a result of the Reorganization. THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF THE TRUST APPROVE THE REORGANIZATION.

      BASIS FOR RECOMMENDATION OF THE BOARD OF TRUSTEES. In arriving at its recommendation that shareholders approve the Reorganization, the Board of Trustees weighed several factors, including the comparative advantages of the CCMT Declaration, the history and operations of the Trust under the Current Declaration, the potential for greater flexibility and ease of management under the CCMT Declaration, and the potential cost savings to shareholders that might be realized under the CCMT Declaration. Several of these factors are discussed below (see "Comparisons of Current Declaration and CCMT Declaration") in the context of comparing the CCMT Declaration to the Current Declaration. The Board of Trustees highlighted two reasons, in particular, for approving and recommending the Reorganization.

      The Current Declaration was originally adopted at the time of the Trust's inception in 1928 and has since been amended periodically, most recently in 1994. The Current Declaration contains various provisions, not generally contained in the governing instruments of more recently organized mutual funds, and omits other provisions that are customarily found in more modern governing documents. In particular, the Current Declaration does not explicitly authorize the creation by the Trust of any additional classes of shares. The Trustees believe that the ability to offer different classes of shares in the future may, if exercised, lead to increased sales and result in greater flexibility in providing shareholder services.

      The Board of Trustees also believes that it would be advantageous to the Trust for its governing documents to resemble more closely the modern governing documents of other mutual funds, including CCMT, for which the Adviser also provides investment advice. The Trustees expect, on the basis of information supplied by the Adviser, that approval of the Reorganization would not only provide the Trust with more modern governing documents but would result in some savings of operating costs to the Trust through administrative efficiencies associated with the closer conformity of the Trust's governing documents to the other fund sponsored by the Adviser and its affiliates, and the convenience of both funds having a single registration statement.

      REQUIRED VOTE; TRUSTEES' RECOMMENDATION. Approval of the Reorganization, insofar as it entails, effectively, the termination of the Trust, will require the affirmative vote of a majority of the outstanding shares of the Trust as of the Record Date. For the reasons set forth above, the Trustees recommend a vote FOR the Reorganization.

      COMPARISONS OF CURRENT DECLARATION AND CCMT DECLARATION. The following is a summary of material differences between the Current Declaration and the CCMT Declaration. This summary also describes material provisions of the By-laws of CCMT (the "Bylaws"). (The Trust has no Bylaws.) It is not a complete list of such differences. The following summary is qualified in its entirety by reference to the full texts of the Current Declaration, the CCMT Declaration and the By-laws. The CCMT Declaration is set forth in Appendix B to this proxy statement. The current Declaration and the By-laws are on file with the U.S. Securities and Exchange Commission as exhibits to the registration statements of the Trust and CCMT, respectively.

      Shares of the Trust; Multiple Series. The Trust is authorized under the Current Declaration to issue multiple series of shares, each of which represents ownership interests in a corresponding investment portfolio, although to date it has issued only one series and has only one portfolio. A series of a mutual fund family refers to a separate fund with its own investment portfolio. Classes of shares within a series, on the other hand, represent different distribution methods within the same investment portfolio.

      Under the CCMT Declaration, interests in the New Fund or any other fund are represented by shares of a separate series in the same investment portfolio. Whereas the Trust contains no provisions addressing the ability to issue multiple classes, the CCMT Declaration allows CCMT to issue two or more classes of shares for each series, permitting CCMT to take advantage of alternative methods of selling shares of the New Fund or of providing different levels of services to different shareholders. Upon the completion of the Reorganization, CCMT will offer shares of two series, representing ownership interests in two separate funds, one of which will be the New Fund. While the New Fund will offer only one class of shares, the other series of CCMT currently offers (and will continue to offer) two classes of shares. The Trustees of CCMT will have the authority to issue an unlimited number of additional series of shares and to determine the relative rights and preferences as between the different series. The Trustees of CCMT have no current intention of establishing any series other than the two present series.

      The assets received by CCMT for the sale of shares of each series and all income, earnings, profits, losses and proceeds thereafter, subject only to the rights of creditors, will be allocated to the relevant series, and constitute underlying assets of that series. Each share of each series of CCMT represents an equal proportionate interest in the relevant series with each other shares of such series, none having priority or preference over another. While the expenses and liabilities of CCMT will be allocated to the separate books of account of each series, certain expenses and liabilities may be legally chargeable against the assets of all series. Any general expenses of CCMT not readily identifiable as belonging to a particular series are allocated by or under the direction of the trustees of CCMT (the "Trustees," each of whom also serves as a trustee of the Trust) in such manner as such Trustees determine to be fair and equitable. The shares of each series will participate equally in the earnings, dividends and assets of the particular series (and the expenses of CCMT will be likewise allocated) and no such shares will have any right or claim against the assets belonging to any other series. Each series will vote separately on all matters, expect that (i) when required by the 1940 Act, shares will vote together and not by individual series and (ii) when the Trustees have determined that a matter affects the interests of only one or more series, then only shareholders of such series shall be entitled to vote thereon. Therefore, shares of each series will vote separately to approve the investment advisory agreement and any separate distribution plan for such series or to approve changes in those investment policies of such series which may be changed only with shareholder approval. The staff of the Securities and Exchange Commission is currently of the view that the 1940 Act requires shares of all series to vote together for the purposes of electing trustees and ratifying the selection of independent accountants. Shareholders of any particular series would not be entitled to vote on any matters as to which such series is not affected.

      Voting Rights of Shareholders. The Current Declaration, compared to the CCMT Declaration, affords shareholders relatively few defined voting rights. If the Reorganization is approved, shareholders will receive the benefit of the voting rights afforded under the CCMT Declaration, as described below.

      Under the Current Declaration, shareholders have the right to vote on the following matters:

      (i)   to approve amendments to the Trust's Declaration of Trust; and

      (ii)  to terminate the Trust.

      In addition, shareholders of the Trust have, under the 1940 Act, the right to vote on certain matters which must be submitted for shareholder approval. These matters include the approval of investment advisory contracts, distribution plans and changes in fundamental investment policies. Because the Trust is a trust formed prior to the enactment of the 1940 Act, changes in fundamental investment policies require the approval of a majority of the outstanding shares of the Trust that would be affected by any such changes. In addition, the 1940 Act affords shareholders of the Trust the right to vote to remove Trustees from office by a specified vote of the outstanding shares at any meeting of shareholders called for that purpose (a meeting for which purpose must be called if requested in writing by the holders of a specified percentage of the outstanding shares or by written instrument).

      Under the CCMT Declaration, shareholders have power to vote on the following matters:

      (i) to fix the number of and to elect Trustees at any meeting of shareholders called for that purpose;

      (ii) to remove Trustees from office by written consent or at any meeting of shareholders called for that purpose (a meeting for which purpose must be called if required in writing by the holders of a specified percentage of the outstanding shares);

      (iii) with respect to termination of CCMT or a series thereof at any meeting of the shareholders called for that purpose; and

      (iv) with respect to amendments of the CCMT Declaration relating to shareholders' right to elect the Trustees, any amendment which would require a vote under law or CCMT's Registration Statement filed with the Securities and Exchange Commission, or any amendment to the CCMT Declaration submitted to them by the Trustees.

      For each of these matters, assuming the presence of a quorum, a majority of shares voted is required for approval (except for the election of a Trustee, where a plurality of shares voted is required).

      Shareholders of CCMT also have the rights under the 1940 Act to vote on the approval of investment advisory contracts and changes in "fundamental" investment policies. Because CCMT was formed after the enactment of the 1940 Act, investment advisory contracts and changes in fundamental restrictions may be approved by vote of the lesser of (a) more than 50% of the outstanding shares of CCMT or (b) two-thirds of the shares of CCMT present at a meeting of CCMT shareholders if more than 50% of the outstanding shares of CCMT are present at such meeting and are entitled to vote thereat.

      Under both the Current Declaration and the CCMT Declaration, each whole share is entitled to one vote with each fraction of a share being entitled to a proportionate fractional vote.

      The By-Laws permit a record date for a shareholders' meeting or a dividend payment to be set at up to 90 days before the meeting or payment date (as compared to 60 days under the Current Declaration).

      Election and Removal of Trustees. Under the Current Declaration, the size of the Trust's Board of Trustees is fixed by the Trustees, subject to the provision that there shall be not less than three nor more than nine Trustees. The Board currently consists of nine Trustees. Vacancies on the Board of Trustees are filled by vote of the Trustees, and not by vote of the Trust's shareholders. A Trustee may be removed from office by a vote of a majority of the Trustees. In addition, as noted above, the 1940 Act provides that a Trustee may be removed from office by a two-thirds vote of the shareholders.

      The 1940 Act requires that a trust, such as the Trust, established before 1940 convene a meeting of shareholders for the purpose of voting on the removal of trustees when shareholders owning in the aggregate a specified percentage of the outstanding shares of such trust request such a meeting in writing. A further provision of the 1940 Act applicable to trusts established before 1940 provides to certain shareholders or groups of shareholders the right to require the trust to distribute to such shareholders information necessary to allow the shareholders to solicit signatures of other shareholders for the purpose of calling such a meeting.

      No maximum or minimum number of Trustees is established in the CCMT Declaration, which provides that the Trustees may fix the number of Trustees, fill vacancies on the Board (including vacancies arising from an increase in the number of Trustees) and remove Trustees for cause (any such removal requiring approval of two-thirds of the Trustees voting on such matter). The shareholders may fix the number of Trustees (by a majority of shares voted) and elect Trustees (by a plurality of shares voted) at any meeting of shareholders called by the Trustees for that purpose, and to the extent, if any, required by applicable law. The 1940 Act further provides, with respect to CCMT, because it is a mutual fund organized after 1940, that (1) the Trustees may not fill any vacancy on the Board of Trustees unless immediately after filling such vacancy at least two-thirds of the Trustees then holding office shall have been elected to such office by the shareholders of CCMT at a meeting of the shareholders called for the purpose of electing Trustees and (2) in the event that any time less than a majority of the Trustees then holding office were elected by the shareholders of CCMT and at a meeting of the shareholders called for the purpose of electing Trustees, then the Trustees or officers of the Fund shall forthwith cause to be held as promptly as possible (and in any event within sixty days) a meeting of the shareholders of the Fund for the purpose of electing Trustees to fill any existing vacancies on the Board of Trustees. Eight of the nine current Trustees of CCMT have previously been elected by the shareholders.

      Shareholder and Trustee Liability. It is generally thought that under the Current Declaration shareholders would have limited risk of being held personally liable for the obligations of the Trust, given, in particular, the limited shareholder voting rights thereunder. Under Massachusetts law, shareholders of CCMT could, in certain circumstances, be held personally liable for the obligations of CCMT. However, the CCMT Declaration disclaims shareholder liability for acts or obligations of CCMT and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by CCMT or the Trustees. The CCMT Declaration provides for indemnification out of the property of any series for all loss and expense of any shareholder of such series held personally liable for the obligations of CCMT. The risk of a shareholder incurring financial loss on account of shareholder liability is thus limited to circumstances in which a disclaimer is inoperative and the relevant series itself would be unable to meet its obligations. The Board of Trustees therefore believes that the risk of such a loss is remote.

      The By-Laws provide for indemnification by CCMT of the Trustees and officers of CCMT but provide, as required by the 1940 Act, that no such person may be indemnified against any liability to CCMT or to CCMT's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Under the Current Declaration, similar indemnification of the Trustees and officers is provided.

      Certain Expenses of the Trust. Although the Trustees have no current intention of exercising this power, the CCMT Declaration provides that the Trustees shall have the power to cause each shareholder to pay directly the charges of CCMT's custodian or shareholder servicing or similar agent by setting off such charges against dividends owed to the shareholder or by reducing the number of shares in the shareholder's account. Thus, for example, shareholders might be charged an annual account maintenance fee (at a rate determined by the Trustees) in lieu of, or in addition to, transfer agency fees paid by the New Fund. Any such arrangement would be instituted only if the Trustees thought it was necessary or desirable for the New Fund and its shareholders. The Trustees have no such power under the Current Declaration.

      Termination of the Trust. Under the Current Declaration, the Trust can be terminated by a vote of a majority of the outstanding shares of the Trust.

      The CCMT Declaration provides that CCMT may be terminated at any time by vote of at least 66 2/3% of the shares of each series entitled to vote, or by the Trustees by written notice to the shareholders. Similarly, any series may be terminated by vote of at least 66 2/3% of the shares of that series or by written notice of the Trustees. (By contrast, the Trust may be terminated by the vote of a majority of the outstanding shares.) Upon termination of CCMT or any series, after provision is made for the expenses and liabilities of a series, the assets of that series will be distributed pro rata to the shareholders of that series.

      Investment Restrictions. The Current Declaration contains a number of investment restrictions and policies that the 1940 Act requires to be "fundamental" (i.e., policies that may be changed only with the approval of shareholders). Those policies are as follows:

            (i)   The Trust may not issue senior securities;

            (ii) The Trust may not borrow money, except temporary borrowing that does not cause the outstanding indebtedness of the Trust to exceed 10% of its gross assets (valued at market) or of its liquidating value, whichever is lower;

            (iii) The Trust may not act as an underwriter of securities;

            (iv) The Trust may not purchase or sell real estate, commodities, or commodity contracts, except in satisfaction of a debt or in connection with a merger, consolidation, reorganization;

            (v)   The Trust may not loan money.

            (vi) the Trust may not invest in debt securities other than debt instruments of investment grade at the time of purchase of domestic government and non-government issuers;

            (vii) the Trust may not invest in the securities of companies that have a record (including the record of any predecessor entities) of fewer than three years' continuous operation;

            (viii) the Trust may not invest for the purpose of exercising control or management;

            (ix) the Trust may not purchase securities on margin or sell short;

            (x) the Trust may not purchase or retain in its portfolio any securities of an issuer if the officers or Trustees of the Trust that own beneficially more than 0.5% of the securities of such issuer together own more than 5% of the security of such issuer.

            (xi) the Trust may not hold more than 10% of any class of the securities of any one issuer, and

            (xii) the Trust may not invest more than 5% of its gross assets (valued at market) in the securities of any one issuer.

      Those policies are identical to those of the New Fund but, as permitted by the 1940 Act, those policies are set forth in the New Fund's registration statement, rather than in the CCMT Declaration. Also, because CCMT was formed after the enactment of the 1940 Act, those policies may be amended by the votes of the lesser of 67% of the shares of the New Fund represented in person or by proxy at a meeting at which greater than 50% of the New Fund's outstanding shares are represented or (2) more than 50% of the total outstanding shares. Both the Current Declaration and the provisions of the 1940 Act applicable to pre-1940 Act trusts require that, in the case of the Trust, those investment restrictions may be amended only by vote of a majority of outstanding shares of the Trust. As a result, it may be easier under the CCMT Declaration to change the New Fund's fundamental investment policies than to change those of the Trust.

      By-Laws. The CCMT By-laws set forth various procedures and standards relating to the conduct of CCMT Trustees' meetings, provisions relating to the duties of the CCMT officers, indemnification provisions and various other provisions relating to the conduct of the Fund's business. Certain of the provisions of the By-laws (such as the provisions relating to the determination of the net asset value of shares of the Fund) would effectively replace provisions relating to similar matters set forth in the Current Declaration of the Trust. The By-laws provide that the By-laws may be amended or repealed, in whole or in part, by action of a majority of the Trustees without shareholder approval. As indicated above the Trust has no By-laws.

      FEDERAL INCOME TAX CONSEQUENCES. As a condition to the Trust's obligation to consummate the Reorganization, the Trust will receive an opinion from counsel to the Trust to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Trust as a result of the Reorganization; (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Trust on the distribution of Shares of the New Fund to them in exchange for their shares of the Trust; (iii) under Section 358 of the Code, the tax basis of the Shares of the New Fund that the Trust's shareholders received in place of their Trust shares will be the same as the basis of the Trust shares; (iv) under Section 1223(1) of the Code, a shareholder's holding period for the Shares of the New Fund received pursuant to the Agreement and Plan of Reorganization will be determined by including the holding period for the Trust shares exchanged for the Shares of the New Fund, provided that the shareholder held the Trust shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the Trust upon receipt of the investments transferred to the New Fund pursuant to the Agreement and Plan of Reorganization in exchange for the Shares of the New Fund;
(vi) under Section 362 of the Code, the basis to the New Fund of the investments will be the same as the basis of the investments in the hands of the Trust immediately prior to such exchange; and (vii) under Section 1223(2) of the code, the New Fund's holding periods with respect to the investments will include the respective periods for which the investments were held by the Trust. The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions.

II.   APPROVAL OR DISAPPROVAL OF NEW  ADVISORY AGREEMENT

      The Trustees of the Trust are proposing that shareholders of the Trust approve a new advisory contract clarifying the scope of the services provided and increasing the investment advisory fees payable by the Trust to the Adviser, as described below. The Trustees believe the changes are necessary and appropriate in order to provide the requisite economic incentives for the Adviser to retain and attract personnel and to continue providing appropriate services to the Trust. If both the Reorganization described in Part I above and the new advisory contract are approved, the Trust (as reorganized into the New
Fund) will become subject to the Investment Advisory and Management Services Agreement between the New Fund and the Adviser (the "Proposed Advisory Agreement"). If the Proposed Advisory Agreement is not approved by shareholders at the Meeting, but the Reorganization is approved at the Meeting, the New Fund will be subject to terms and provisions of a contract substantially identical to the existing Investment Advisory and Management Services Agreement between the Trust and the Adviser currently in effect (the "Current Advisory Agreement"). In that event, the Trust (as reorganized into the New Fund) will continue to pay advisory fees to the Adviser pursuant to the terms of the Current Advisory Agreement. Both the Current Advisory Agreement and the Proposed Advisory Agreement are described below. The proposed Advisory Agreement is also set forth as Appendix C to this proxy statement, and the following description is qualified in its entirety by reference thereto.

      CURRENT ADVISORY AGREEMENT. Under the Current Advisory Agreement, which was last approved by the Trustees of the Trust in June 2000, Century Capital Management, Inc., as Adviser, is responsible for providing investment advice to the Trust and, in general, for conducting the management and investment program of the Trust under the supervision of the Trust's Board of Trustees. In addition, the Adviser is required to perform (or arrange for the performance of) the management and administrative services necessary for the operation of the Trust, as well as to provide all facilities, equipment and personnel necessary for the Adviser to perform these services.

      The Trust pays the Adviser a monthly fee based on an annual rate of 0.70% of the Trust's net asset value up to and including the first $250 million, and 0.60% of the Trust's net asset value in excess of $250 million, as measured on the end of each month. For the fiscal year ended December 31, 2000, the Trust paid the Adviser investment advisory fees of approximately $2,191,129.00.

      Under the Current Advisory Agreement, the Trust is required to pay certain of its other costs not paid by the Adviser. These costs include (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees, other than Trustees who are employees of the Adviser; (iv) legal and audit expenses; (v) custodial and accounting services and registrar fees and expenses; (vi) fees, expenses and costs related to transfer agent and shareholder services, whether performed by the Trust, the Adviser, related persons or independent parties; (vii) fees and expenses related to the registration and qualification of the Trust and the Trust's shares for distribution under state and federal securities laws; (viii) expenses of printing and mailing reports, notices and proxy materials to shareholders; (ix) all other expenses incidental to holding meetings of or soliciting consents (if and when required) from the shareholders, including proxy solicitations; (x) all bond, liability, fidelity and other insurance coverage expenses required by law or deemed advisable by the Trustees; (xi) any fees, dues or expenses related to the Trust's membership in industry associations or other investment organizations; (xii) expenses of printing and mailing the Trust's Prospectus and Statement of Additional Information; and (xiii) such non-recurring or extraordinary expenses, including those relating to litigation or proceedings to which the Trust is a party and any related legal obligations that the Trust may have to indemnify its officers and Trustees, as may arise from time to time.

      The Current Advisory Agreement provides that, in addition to receiving the monthly advisory fee, the Adviser is entitled to payment or reimbursement for certain other services provided to the Trust. These services include transfer agent and shareholder services functions, financial, accounting, administrative and clerical services. With respect to any of these services provided to the Trust, the Adviser is entitled to reimbursement for allocated amounts of salary, payroll tax and personnel benefit payments made by the Adviser. During the fiscal year ended December 31, 2000, the Adviser waived the reimbursement due from the Trust for expenses attributable to the provision of these services in an aggregate amount of $388,765.00, representing on an annual basis approximately 0.12% of the Trust's average monthly net assets. Effective May 1, 2001, the Adviser began to collect the reimbursable amounts due under the Current Advisory Agreement.

      The Current Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual duties, the Adviser shall not be liable for any act, omission or mistake in judgment related to services provided by the Adviser under the Current Advisory Agreement. The Current Advisory Agreement may be terminated, without penalty, by either party with 60 days' written notice, including by a vote of the lesser of (i) a majority of the Trust's outstanding shares and (ii) two-thirds of the shares present at a meeting of shareholders, if a majority of the outstanding shares entitled to vote are present at such a meeting. The Current Advisory Agreement terminates automatically upon its assignment.

      The Current Advisory Agreement, which is dated as of July 1, 1994, was last submitted to a vote of the shareholders in 1994, in connection with the transition of the management of the Trust, which formerly was performed by the Trustees, to the Adviser (a process sometimes referred to as the "externalization of management").

      PROPOSED ADVISORY AGREEMENT. Under the proposed Advisory Agreement, the New Fund (or the Trust, if the Reorganization is not approved) will pay the Adviser a monthly fee based on an annual rate of 0.80% of the New Fund's average daily net assets up to and including the first $500 million, and 0.70% of the New Fund's average daily net assets in excess of $500 million.

      Under the Proposed Advisory Agreement, the Adviser will not be responsible for providing administrative, management or any other non-advisory services, and the New Fund will not be required to reimburse the Adviser for expenses incurred by the Adviser in providing such services to the New Fund. Instead, the New Fund will enter into an Administration Agreement with the Adviser (the "Administration Agreement"), pursuant to which the New Fund will pay to the Adviser a monthly fee equal at an annual rate to 0.15% of the New Fund's average daily net assets. In exchange for this fee, the Adviser will provide or cause to be provided to the New Fund administrative, management and non-advisory services. As a result of this Administration Agreement, the New Fund would be subject to an expense level that under ordinary circumstances is more precise and predicable than the reimbursement provisions of the Current Advisory Agreement. Under ordinary circumstances, accordingly, for the duration of the Administration Agreement (initially, two years), investors in the New Fund would be insulated, in part, from increased expense ratios arising from a decline in net assets, because the Adviser, rather than the New Fund, would bear these risks during the term of the Administration Agreement.

      The Proposed Advisory Agreement is substantially identical to the Current Advisory Agreement with respect to its terms relating to the provision of investment advisory services to the New Fund, termination, and the liability of the Adviser.

      COMPARISON OF FEES. The aggregate fees payable by the Trust to the Adviser for the fiscal year ended December 31, 2000 under the Current Advisory Agreement were $2,579,894, of which $388,765 (or 0.12% per annum) represents expenses waived (or for which reimbursement was not sought) by the Adviser during this period. Effective May 1, 2001, the Adviser ceased its waiver of these expenses and expense reimbursements. If the Proposed Advisory Agreement (and the Administration Agreement) had been in effect for the fiscal year ended December 31, 2000, the Trust would have paid the Adviser aggregate fees of $3,103,276 for services (including administrative services) described in the Current Advisory Agreement, an increase of 20.29% over fees payable for that period under the Current Advisory Agreement. (This calculation is made on the basis of the Trust's average monthly net assets during this period, whereas under the Proposed Advisory Agreement, fees are based on average daily net assets.)

      The following table and the Examples underneath it are provided to assist shareholders in understanding and comparing the various costs and expenses of the Trust borne directly or indirectly by the shareholders under the current fee structure (with the Current Advisory Agreement in effect) to the fee structure that would be in effect under the Proposed Advisory Agreement. Neither the Trust nor the New Fund imposes any sales charges on purchases, dividend reinvestments or redemptions. The Examples illustrate the expenses on a hypothetical $10,000 investment in the Trust and the estimated expenses of a hypothetical $10,000 investment in the New Fund, in each case calculated at the rates stated in the fee table over specified periods of time, assuming a 5% annual return.

--------------------------------------------------------------------------------
                                     ANNUAL FUND OPERATING EXPENSES
                         (EXPRESSED AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                               CENTURY SHARES TRUST            NEW FUND
--------------------------------------------------------------------------------
Management Fees                       0.67                       0.80
--------------------------------------------------------------------------------
Administrative Fee                    0.12                       0.15
--------------------------------------------------------------------------------
Distribution and Service                 0                          0
(12b-1) Fees
--------------------------------------------------------------------------------
Other Expenses                        0.16                       0.16
--------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES         0.95                       1.11
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                            EXAMPLES
--------------------------------------------------------------------------------
                     1 YEAR          3 YEARS         5 YEARS        10 YEARS
                     ------          -------         -------        --------
--------------------------------------------------------------------------------
Century Shares Trust $ 97             $303            $526            $1,166
--------------------------------------------------------------------------------
New Fund             $113             $353            $612            $1,352
--------------------------------------------------------------------------------


      INFORMATION ABOUT THE ADVISER. Century Capital Management, Inc. was organized as a Massachusetts corporation in 1992. Its office is at One
Liberty Square, Boston, Massachusetts 02109.  Allan W. Fulkerson, Alexander
L. Thorndike, Davis R. Fulkerson, Richard F. Cook, Jr. and William W. Dyer, Jr., who serve as Chairman of the Trustees, Chief Investment Officer and Trustee, Trustee, Secretary, and Trustee, respectively, for the Trust, are employees or directors of the Adviser. The following table gives the names, positions and principal occupations of the Adviser's principal executive officer, directors and other officers. Except as otherwise noted, the business address of each person named below is One Liberty Square, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
           NAME          POSITION WITH THE ADVISER   PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Allan W. Fulkerson       President, Director         Principal Executive Officer
--------------------------------------------------------------------------------
Alexander L. Thorndike   Managing Director           Chief Investment Officer
--------------------------------------------------------------------------------
Richard F. Cook, Jr.     Treasurer, Clerk, Director  Treasurer
--------------------------------------------------------------------------------
William W. Dyer, Jr.     Director                    Retired
--------------------------------------------------------------------------------
Davis R. Fulkerson       Managing Director           Chief Financial Officer

      Allan W. Fulkerson, William W. Dyer, Jr., Alexander L. Thorndike and Davis
R. Fulkerson, are also Trustees of the Trust and by virtue of their ownership interests in and positions with the Adviser, they may be deemed to have a material interest in Proposals I & II.

      The Securities and Exchange Commission, in published rules governing the solicitation of shareholder proxies, require certain disclosure regarding other mutual funds with investment objectives or policies similar to the Trust's that are also advised by the Adviser. The following table provides information regarding the Century Small Cap Select Fund, the existing series of CCMT, whose investment objectives and policies may be deemed to be similar to those of the Trust, and for which the Adviser also serves as investment adviser. The Adviser has not waived, reduced or otherwise agreed to reduce its compensation from this fund under any applicable contract.

--------------------------------------------------------------------------------
                               NET ASSETS OF FUND
           FUND            (IN MILLIONS) AS OF 3/31/01         ANNUAL FEE RATE
--------------------------------------------------------------------------------
Century Small Cap Select Fund         $6.3                          0.95%
--------------------------------------------------------------------------------

      BASIS FOR RECOMMENDATION OF THE BOARD OF TRUSTEES. In approving the Proposed Advisory Agreement, including the increase in advisory fees payable by the Trust to the Adviser, and the Administrative Agreement, the Trustees, including the Independent Trustees, took into account the following: (1) that it is in the Trust's interest for the Adviser to remain a viable service provider to the Trust, to have the requisite economic incentive to deploy appropriate resources to management of the Trust and to have the ability to retain and attract capable personnel servicing the Trust; (2) that data reviewed by the Board (reflecting the full allocation of the Adviser's costs) suggested that the Adviser has not been adequately compensated or reimbursed for the resources, initiative and investment that the Adviser has dedicated to the Trust; (3) that, to some extent, the Adviser's profitability (or lack thereof) was a result of actions taken by the Adviser, at the behest of the Board, to increase the depth and breadth of its capabilities with respect to investment advisory and other services rendered to the Trust; (4) that historically the Trust has generally been well served by the Adviser and its personnel (whether the Adviser's performance is measured in terms of relative investment results or in terms of managing the costs to the Trust of its other service providers); and
(5) that, even with the proposed restructuring of the investment advisory and investment management arrangements, information presented to the Board suggested that the investment advisory fee and total expenses of the Trust would still be lower than the costs of most of the other mutual funds in its competitive universe.

      In reaching their conclusions, the Trustees took into account all factors that they deemed relevant, including (i) the investment performance of the Trust and the advisory fees that would be paid under the proposed advisory fee arrangement as compared to those of similar funds managed by other investment advisers; (ii) the nature, quality, and extent of the portfolio management and administrative services furnished by the Adviser to the Trust; (iii) the Adviser's ability to maintain and enhance its ability to retain and attract capable personnel to serve the Trust; (iv) the fact that all services provided under the Current Advisory Agreement would be provided under either the Proposed Advisory Agreement or the Administration Agreement; (v) the fact that, until May 1, 2001, the Adviser had not sought reimbursement for substantial amounts of Trust related expenses to which it was entitled under the Current Advisory Agreement; and (vi) the fact that, when coupled with the Administration Agreement, the Proposed Advisory Agreement would provide for a relatively stable and predictable level of expenses to be borne by shareholders. With respect to the services to be provided on behalf of the Trust, the Trustees determined that the compensation payable to the Adviser under the Proposed Advisory Agreement and the Administration Agreement is fair and reasonable, and that the compensation is competitive with fees paid by other, similar mutual funds to other investment managers.

      REQUIRED VOTE; TRUSTEES' RECOMMENDATION. Under the 1940 Act, approval of the Proposed Advisory Agreement will require the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust or (2) 67% or more of the shares of the Trust present at the Meeting if more than 50% of the outstanding shares of the Trust are represented at the Meeting in person or by proxy. The Trustees recommend a vote FOR the Proposed Advisory Contract.

III.  RATIFICATION OF THE TRUST'S INDEPENDENT AUDITORS

      The Trustees are proposing that the shareholders ratify the selection of Deloitte & Touche LLP as principal independent auditors to the Trust for the current year. If this Proposal is adopted by the shareholders and the Reorganization is also approved, Deloitte & Touche LLP will continue to serve as principal independent auditors for the New Fund upon the completion of the Reorganization.

      Deloitte & Touche LLP has no direct financial interest or material indirect financial interest in the Trust, CCMT or the Adviser. Representatives of Deloitte & Touche LLP are not expected to attend the Meeting.

      Deloitte & Touche LLP provided the following audit and other services to the Trust and the Adviser during and for the fiscal year ended December 31, 2000:

  o  audit of financial statements
  o  preparation of federal and state income and other tax returns
  o  consultation with the Audit Committee of the Trust's Board of Trustees
  o  routine consultation on financial accounting and reporting matters

      The following table describes the fees that Deloitte & Touche LLP billed to the Trust and the Adviser for the fiscal year ended December 31, 2000. The Audit Committee of the Board of Trustees has considered the effect, if any, that non-audit services provided by Deloitte & Touche LLP have or might have on the continued independence of Deloitte & Touche LLP.

--------------------------------------------------------------------------------
                                    FINANCIAL SYSTEMS
                        AUDIT FEES      DESIGN AND          OTHER FEES    TOTAL
                                   IMPLEMENTATION FEES
--------------------------------------------------------------------------------
Century Shares Trust     $46,650          $0                 $ 4,450     $51,100
--------------------------------------------------------------------------------
Century Capital
Management, Inc.         $20,000          $0                 $12,100     $32,100
--------------------------------------------------------------------------------

      BASIS FOR RECOMMENDATION BY BOARD OF TRUSTEES. The Board of Trustees unanimously recommends that shareholders vote to ratify the selection of Deloitte & Touche LLP as the Trust's principal independent auditors. In making this recommendation, the Trustees considered, among other things, the scope of services provided in the past by Deloitte & Touche LLP, the amount and nature of fees billed to the Trust for such services and the quality of such services. In addition, the Trustees noted that Deloitte & Touche LLP also serve as principal independent auditors of CCMT and the New Fund, into which the Trust would be reorganized upon completion of the Reorganization. The Trustees concluded that, in order to maintain continuity in the auditing of the Trust's financial statements, and because the services provided historically by Deloitte & Touche to the Trust have been satisfactory, it would be in the best interests of the Trust and its shareholders to select Deloitte & Touche LLP as the Trust's principal independent auditors.

      REQUIRED VOTE; TRUSTEES' RECOMMENDATION. Ratification of the selection of Deloitte & Touche LLP as principal independent auditors of the Trust will require the affirmative vote of a "majority of the outstanding voting securities" of the Trust (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust or (2) 67% or more of the shares of the Trust present at the Meeting if more than 50% of the outstanding shares of the Trust are represented at the Meeting in person or by proxy. The Trustees recommend that you vote FOR the ratification of Deloitte & Touche LLP as principal independent auditors of the Trust.

OTHER INFORMATION

      PRINCIPAL UNDERWRITER. Forum Fund Services, LLC ("Forum") serves as the Trust's principal underwriter. Forum's address is Two Portland Square, Portland, Maine 04101. Forum also serves as the principal underwriter of CCMT and the New Fund.

      OTHER MATTERS. The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

                                     APPENDIX A

                    Form of Agreement and Plan of Reorganization

                      AGREEMENT AND PLAN OF REORGANIZATION

      This Agreement and Plan of Reorganization (the "Agreement") is made as of June __, 2001 in Boston, Massachusetts, by and between Century Shares Trust, a Massachusetts business trust (the "Fund"), and Century Capital Management Trust, on behalf of its Century Shares Trust series (the "New Fund").

                             Plan of Reorganization

      (a) The Fund will sell, assign, convey, transfer and deliver to the New Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the New Fund shall, on the Exchange Date, assume all of the liabilities of the Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Fund a number of full and fractional shares of beneficial interest of the New Fund (the "Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Fund attributable to shares of the Fund transferred to the New Fund on such date less the value of the liabilities of the Fund attributable to shares of the Fund assumed by the New Fund on that date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

       (b) Upon consummation of the transaction described in paragraph (a) of this Agreement, the Fund shall distribute in complete liquidation to its shareholders of record as of the Exchange Date the Reorganization Shares of the New Fund, each such shareholder being entitled to receive that proportion of such Reorganization Shares which the number of shares of beneficial interest of the Fund held by such shareholder bears to the number of shares of the Fund outstanding on such date. Certificates representing the Reorganization Shares will not be issued except upon request by the shareholder of record. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund.

      (c) As promptly as practicable after the liquidation of the Fund as aforesaid, the Fund shall be dissolved pursuant to the provisions of the Declaration of Trust of the Fund, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Exchange Date and, if applicable, such later date on which the Fund is liquidated.

                                    Agreement

      The New Fund and the Fund agree as follows:

I. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE NEW FUND. THE NEW FUND REPRESENTS AND WARRANTS TO AND AGREES WITH THE FUND THAT:

A. The New Fund is a series of shares of Century Capital Management Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Century Capital Management Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Century Capital Management Trust. Each of Century Capital Management Trust and the New Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

B. On the Exchange Date, the New Fund will be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration will not have been revoked or rescinded and will be in full force and effect.

C. [Reserved.]

D. [Reserved.]

E. There are no material legal, administrative or other proceedings pending or, to the knowledge of Century Capital Management Trust or the New Fund, threatened against Century Capital Management Trust or the New Fund, which assert liability on the part of Century Capital Management Trust or the New Fund. The New Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

F. The New Fund has no known liabilities of a material nature, contingent or otherwise.

G. As of the Exchange Date, the New Fund will have filed all federal and other tax returns and reports which, to the knowledge of Century Capital Management Trust's officers, are required to be filed by the New Fund and have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the New Fund. All tax liabilities of the New Fund have been adequately provided for on its books, and no tax deficiency or liability of the New Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

H. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

I. The definitive proxy statement of the Fund filed with the Securities and Exchange Commission pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Fund shareholders referred to in Section 7(a) herein (together with the documents incorporated therein by reference, the "Fund Proxy Statement"), on the date of such filing, (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Fund to the New Fund or Century Capital Management Trust specifically for use in the Fund Proxy Statement.

J. There are no material contracts outstanding to which the New Fund is a party, other than as are or will be disclosed in the prospectus of the New Fund (the "CCMT Prospectus") or the Fund Proxy Statement.

K. The New Fund has no shares of beneficial interest issued and outstanding.

L. The New Fund was established by the Trustees of Century Capital Management Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the New Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

M. The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

N. The Reorganization Shares to be issued to the Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the New Fund, and no shareholder of the New Fund will have any preemptive right of subscription or purchase in respect thereof.

O. All issued and outstanding shares of the New Fund are, and at the Exchange Date all issued and outstanding shares of the New Fund will be, duly authorized, validly issued, fully paid and non-assessable by the New Fund. The New Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any New Fund shares, nor is there outstanding any security convertible into any New Fund shares.

II. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. THE FUND REPRESENTS AND WARRANTS TO AND AGREES WITH THE NEW FUND THAT:

A. The Fund is a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The Fund is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Fund. The Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

B. The Fund is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

C. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Fund as of and for the year ended December 31, 2000 have been furnished to the New Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Fund as of their date, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby, in conformity with generally accepted accounting principles.

D. The prospectus of the Fund, which has been previously furnished to the New Fund, did not contain as of such dates and does not contain, with respect to the Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

E. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Fund, threatened against the Fund, which assert liability on the part of the Fund. The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

F. There are no material contracts outstanding to which the Fund is a party, other than as are disclosed in the Fund's registration statement on Form N-1A or the Fund Proxy Statement.

G. The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Fund's statement of assets and liabilities as of December 31, 2000 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2000, whether or not incurred in the ordinary course of business.

H. As of the Exchange Date, the Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Fund. All tax liabilities of the Fund have been adequately provided for on its books, and no tax deficiency or liability of the Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

I. At the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Fund to be transferred to the New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the New Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Fund's investments shown on the schedule of its investments as of December 31, 2000 referred to in
Section 2(c) hereof, as supplemented with such changes in the portfolio as the Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Exchange Date.

J. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the New Fund or the Fund, except as previously disclosed to the New Fund by the Fund.

K. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

L. The Fund Proxy Statement, on the date of its filing, (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished in writing by the New Fund to the Fund specifically for use in the Fund Proxy Statement.

M. The Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

N. At the Exchange Date, the Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Fund pursuant to this Agreement, the New Fund will constitute a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act.

O. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

P. All issued and outstanding shares of the Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Fund. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares.

III.  REORGANIZATION.

A. Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein (including the Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(m)), the Fund agrees to sell, assign, convey, transfer and deliver to the New Fund, and the New Fund agrees to acquire from the Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Fund, whether accrued or contingent (including cash received by the Fund upon the liquidation by the Fund of any investments), in exchange for that number of shares of beneficial interest of the New Fund provided for in Section 4 and the assumption by the New Fund of all of the liabilities of the Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Fund's liabilities, if any, arising in connection with this Agreement. Pursuant to this Agreement, the Fund will, as soon as practicable after the Exchange Date, distribute all of the Reorganization Shares received by it to the shareholders of the Fund in exchange for their shares of the Fund.

B. The Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Fund acquired by the New Fund.

C. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

IV. EXCHANGE DATE: VALUATION TIME. ON THE EXCHANGE DATE, THE NEW FUND WILL DELIVER TO THE FUND A NUMBER OF FULL AND FRACTIONAL REORGANIZATION SHARES HAVING AN AGGREGATE NET ASSET VALUE EQUAL TO THE VALUE OF THE ASSETS OF THE FUND ATTRIBUTABLE TO SHARES OF THE FUND TRANSFERRED TO THE NEW FUND ON SUCH DATE LESS THE VALUE OF THE LIABILITIES OF THE FUND ATTRIBUTABLE TO SHARES OF THE FUND ASSUMED BY THE NEW FUND ON THAT DATE, DETERMINED AS HEREINAFTER PROVIDED IN THIS
SECTION 4.

A. The net asset value of the Reorganization Shares to be delivered to the Fund, the value of the assets attributable to the shares of the Fund, and the value of the liabilities attributable to the shares of the Fund to be assumed by the New Fund, shall in each case be determined as of the Valuation Time.

B. The net asset value of the Reorganization Shares shall be computed in the manner set forth in the CCMT Prospectus. The value of the assets and liabilities of the shares of the Fund shall be determined by the New Fund, in cooperation with the Fund, pursuant to procedures which the New Fund would use in determining the fair market value of the New Fund's assets and liabilities.

C. No adjustment shall be made in the net asset value of either the Fund or the New Fund to take into account differences in realized and unrealized gains and losses.

D. The Fund shall distribute the Reorganization Shares to the shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Fund shareholder in accordance with such written instructions.

E. The New Fund shall assume all liabilities of the Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Fund or otherwise, except for the Fund's liabilities, if any, pursuant to this Agreement.

V. EXPENSES, FEES, ETC.

A. Expenses relating to the transactions contemplated in this Agreement will be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

B.    [Reserved.]

C.    [Reserved.]

D.    [Reserved.]

E. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

VI. EXCHANGE DATE. DELIVERY OF THE ASSETS OF THE FUND TO BE TRANSFERRED, ASSUMPTION OF THE LIABILITIES OF THE FUND TO BE ASSUMED AND THE DELIVERY OF THE REORGANIZATION SHARES TO BE ISSUED SHALL BE MADE AT BOSTON, MASSACHUSETTS AS OF JULY __, 2001, OR AT SUCH OTHER DATE AGREED TO BY THE NEW FUND AND THE FUND, THE DATE AND TIME UPON WHICH SUCH DELIVERY IS TO TAKE PLACE BEING REFERRED TO HEREIN AS THE "EXCHANGE DATE."

VII.   MEETINGS OF SHAREHOLDERS; DISSOLUTION.

A. The Fund agrees to call a meeting of the Fund's shareholders as soon as is practicable after the date of filing of the Fund Proxy Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the New Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Fund.

B. The Fund agrees that the liquidation and dissolution of the Fund will be effected in the manner provided in Fund's Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Fund shall not conduct any business except in connection with its liquidation and dissolution.

C.    [Reserved.]

D.    [Reserved.]

VIII. CONDITIONS TO THE NEW FUND'S OBLIGATIONS. THE OBLIGATIONS OF THE NEW FUND HEREUNDER SHALL BE SUBJECT TO THE FOLLOWING CONDITIONS:

A. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Fund entitled to vote.

B. That the Fund shall have furnished to the New Fund a statement of the Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Fund's behalf by the Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Fund since December 31, 2000, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Fund, or changes due to dividends paid or losses from operations.

C. That the Fund shall have furnished to the New Fund a statement, dated the Exchange Date, signed by the Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates and the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates.

D. That the Fund shall have delivered to the New Fund a letter from __________ dated the Exchange Date reporting on the results of applying certain procedures agreed upon by the New Fund and described in such letter, which limited procedures relate to schedules of the tax provisions and qualifying tests for regulated investment companies as prepared for the fiscal year ended December 31, 2000 and the period January 1, 2001 to the Exchange Date (the latter period being based on unaudited data).

E. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

F. That the New Fund shall have received an opinion of ____________, counsel to the Fund, in form satisfactory to counsel to the New Fund, and dated the Exchange Date, to the effect that (i) the Fund is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by the Fund and, assuming that the Fund Proxy Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the New Fund, is a valid and binding obligation of the Fund; (iii) the Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the New Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Fund's Declaration of Trust or any provision of any agreement known to such counsel to which the Fund is a party or by which it is bound and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

G. That the New Fund shall have received an opinion of counsel to the Fund in form satisfactory to counsel to the New Fund (which opinion would be based upon certain factual representations and certain qualifications), with respect to the matters specified in [Section 9(g) of this Agreement].

H. That the New Fund shall have received an opinion of counsel to the Fund in form satisfactory to counsel to the New Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the New Fund upon receipt of the Investments transferred to the New Fund pursuant to this Agreement in exchange for the Reorganization Shares; (ii) the basis to the New Fund of the Investments will be the same as the basis of the Investments in the hands of the Fund immediately prior to such exchange; and (iii) the New Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Fund.

I. That the assets of the Fund to be acquired by the New Fund will include no assets which the New Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

J. [Reserved.]

K. That Century Capital Management Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

L. That all actions taken by the Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the New Fund and its counsel.

M. That, prior to the Exchange Date, the Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund (i) all of the excess of
(x) the Fund's investment income excludable from gross income under Section 103(a) of the Code over (y) the Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code; (ii) all of the Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after December 31, 2000 and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid) in each case for its taxable years ending on or after December 31, 2000 and on or prior to the Exchange Date; and (iii) all of the Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the taxable year ending on December 31, 2000 and all subsequent taxable periods ending on or prior to the Exchange Date.

N. That the Fund shall have furnished to the New Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Fund, as to the tax cost to the Fund of the securities delivered to the New Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the New Fund may reasonably request.

O. That the Fund's custodian shall have delivered to the New Fund a certificate identifying all of the assets of the Fund held or maintained by such custodian as of the Valuation Time.

P. That the Fund's transfer agent shall have provided to the New Fund (i) the originals or true copies of all of the records of the Fund in the possession of such transfer agent as of the Exchange Date; (ii) a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time; and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

Q. That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Fund or its transfer agent by the New Fund or its agents shall have revealed otherwise, either (i) the Fund shall have taken all actions that in the opinion of the New Fund or its counsel are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the New Fund in amounts sufficient and upon terms satisfactory, in the opinion of the New Fund or its counsel, to indemnify the New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Fund to have offered and sold such shares in conformity with such laws.

R. That the New Fund shall have received from Deloitte & Touche LLP a letter addressed to the New Fund dated as of the Exchange Date satisfactory in form and substance to the New Fund reporting on the results of applying limited procedures agreed upon by the New Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), which limited procedures relate as of the Valuation Time to the procedures customarily utilized by the Fund in valuing its assets and issuing its shares.

IX. CONDITIONS TO THE FUND'S OBLIGATIONS. THE OBLIGATIONS OF THE FUND HEREUNDER SHALL BE SUBJECT TO THE FOLLOWING CONDITIONS:

A. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Fund entitled to vote.

B. [Reserved.]

C. That Century Capital Management Trust, on behalf of the New Fund, shall have executed and delivered to the Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the New Fund will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

D. That the New Fund shall have furnished to the Fund a statement, dated the Exchange Date, signed by Century Capital Management Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the New Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates; and that Century Capital Management Trust shall have furnished to the Fund a statement, dated the Exchange Date, signed by an officer of Century Capital Management Trust certifying that as of the Valuation Time and as of the Exchange Date, to the best of Century Capital Management Trust's knowledge, after due inquiry, all representations and warranties of the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such date.

E. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

F. That the Fund shall have received an opinion of ___________, counsel to the New Fund, in form satisfactory to counsel to the Fund, and dated the Exchange Date, to the effect that (i) Century Capital Management Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Reorganization Shares to be delivered to the Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by Century Capital Management Trust and the New Fund and no shareholder of the New Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by Century Capital Management Trust on behalf of the New Fund and, assuming that the Fund Proxy Statement complies with the 1934 Act and assuming due authorization, execution and delivery of this Agreement by Century Capital Management Trust on behalf of the Fund, is a valid and binding obligation of Century Capital Management Trust and the New Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Century Capital Management Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which Century Capital Management Trust, on behalf of the New Fund is a party or by which it is bound; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Century Capital Management Trust on behalf of the New Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

G. That the Fund shall have received an opinion of counsel to the New Fund dated the Exchange Date in form satisfactory to counsel to the Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Fund on the distribution of the Reorganization Shares to them in exchange for their shares of the Fund; (iii) the tax basis of the Reorganization Shares that the Fund's shareholders receive in place of their Fund shares will be the same as the basis of the Fund shares; and (iv) a shareholder's holding period for the Reorganization Shares received pursuant to this Agreement will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset.

H. That all actions taken by Century Capital Management Trust on behalf of the New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Fund and its counsel.

I. [Reserved.]

J. That Century Capital Management Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

K. The Board of Trustees of the Fund, including a majority of those trustees who are not interested persons of the Fund for purposes of the Investment Company Act of 1940, shall have concluded that participation by the Fund in the Reorganization is in the best interest of the Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of its effecting the Reorganization.

X.  INDEMNIFICATION.

A. The Fund will indemnify and hold harmless, out of the assets of the Fund but no other assets, the trustees and officers of Century Capital Management Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Fund contained in the Fund Proxy Statement or any amendment or supplement to the same, or arising out of or based upon the omission or alleged omission to state in the same a material fact relating to the Fund required to be stated therein or necessary to make the statements relating to the Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Fund. The Indemnified Parties will notify the Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Fund's obligation under
Section 10(a) to indemnify and hold harmless the Indemnified parties shall constitute a guarantee of payment so that the Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

B. The New Fund will indemnify and hold harmless, out of the assets of the New Fund but no other assets, the trustees and officers of the Fund (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the New Fund contained in the Fund Proxy Statement or any amendment or supplement to, or arising out of or based upon, the omission or alleged omission to state in the same material fact relating to Century Capital Management Trust or the New Fund required to be stated therein or necessary to make the statements relating to Century Capital Management Trust or the New Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Century Capital Management Trust or the New Fund. The Indemnified Parties will notify Century Capital Management Trust and the New Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this
Section 10(b). The New Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such clam, action, suit or proceeding, and, if the New Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The New Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the New Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

XI. NO BROKER, ETC. EACH OF THE FUND AND THE NEW FUND REPRESENTS THAT THERE IS NO PERSON WHO HAS DEALT WITH IT OR CENTURY CAPITAL MANAGEMENT TRUST WHO BY REASON OF SUCH DEALINGS IS ENTITLED TO ANY BROKER'S OR FINDER'S OR OTHER SIMILAR FEE OR COMMISSION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

XII. TERMINATION. THE FUND AND THE NEW FUND, BY CONSENT OF THE TRUSTEES OF CENTURY CAPITAL MANAGEMENT TRUST ON BEHALF OF THE FUND, MAY TERMINATE THIS AGREEMENT, AND THE FUND OR THE NEW FUND, AFTER CONSULTATION WITH COUNSEL AND BY CONSENT OF THEIR RESPECTIVE TRUSTEES OR AN OFFICER AUTHORIZED BY SUCH TRUSTEES, MAY WAIVE ANY CONDITION TO THEIR RESPECTIVE OBLIGATIONS HEREUNDER. IF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT HAVE NOT BEEN SUBSTANTIALLY COMPLETED BY [SEPTEMBER 30, 2001], THIS AGREEMENT SHALL AUTOMATICALLY TERMINATE ON THAT DATE UNLESS A LATER DATE IS AGREED TO BY THE FUND AND THE NEW FUND.

XIII. RULE 145. PURSUANT TO RULE 145 UNDER THE 1933 ACT, THE NEW FUND WILL, IN CONNECTION WITH THE ISSUANCE OF ANY OF ANY REORGANIZATION SHARES TO ANY PERSON WHO AT THE TIME OF THE TRANSACTION CONTEMPLATED HEREBY IS DEEMED TO BE AN AFFILIATE OF A PARTY TO THE TRANSACTION PURSUANT TO RULE 145(C), CAUSE TO BE AFFIXED UPON THE CERTIFICATES ISSUED TO SUCH PERSON (IF ANY) A LEGEND AS
FOLLOWS:

      "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE SHORT TERM HIGH QUALITY BOND FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A POST-EFFECTIVE AMENDMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the New Fund will issue stop transfer instructions to the New Fund's transfer agent with respect to such shares. The Fund will provide the New Fund on the Exchange Date with the name of any Fund shareholder who is to the knowledge of the Fund an affiliate of the Fund on such date.

XIV. COVENANTS, ETC. DEEMED MATERIAL. ALL COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES MADE UNDER THIS AGREEMENT AND ANY CERTIFICATES DELIVERED PURSUANT TO THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MATERIAL AND RELIED UPON BY EACH OF THE PARTIES, NOTWITHSTANDING AN INVESTIGATION MADE BY THEM OR ON THEIR BEHALF.

XV.   SOLE AGREEMENT; AMENDMENTS.  THIS AGREEMENT SUPERSEDES ALL
PREVIOUS CORRESPONDENCE AND ORAL COMMUNICATIONS BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF, CONSTITUTES THE ONLY UNDERSTANDING WITH RESPECT TO SUCH SUBJECT MATTER, MAY NOT BE CHANGED EXCEPT BY A LETTER OF AGREEMENT SIGNED BY EACH PARTY HERETO, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

XVI. DECLARATION OF TRUST. A COPY OF EACH OF (I) THE DECLARATION OF TRUST OF CENTURY SHARES TRUST AND (II) THE AGREEMENT AND DECLARATION OF TRUST OF CENTURY CAPITAL MANAGEMENT TRUST IS ON FILE WITH THE SECRETARY OF STATE OF THE COMMONWEALTH OF MASSACHUSETTS, AND NOTICE IS HEREBY GIVEN THAT SUCH INSTRUMENTS ARE EXECUTED ON BEHALF OF THE TRUSTEES OF CENTURY SHARES TRUST AND CENTURY CAPITAL MANAGEMENT TRUST, ON BEHALF OF THE NEW FUND, RESPECTIVELY, AS TRUSTEES AND NOT INDIVIDUALLY AND THAT THE OBLIGATIONS OF THIS INSTRUMENT ARE NOT BINDING UPON ANY OF THE TRUSTEES, OFFICERS OR SHAREHOLDERS OF CENTURY SHARES TRUST AND CENTURY CAPITAL MANAGEMENT TRUST INDIVIDUALLY BUT ARE BINDING ONLY UPON THE ASSETS AND PROPERTY OF THE FUND AND THE NEW FUND, RESPECTIVELY.

                                CENTURY SHARES TRUST


                         By:______________________________
                             Allan W. Fulkerson, President

                           CENTURY CAPITAL MANAGEMENT
                                      TRUST


                         By:______________________________
                             Allan W. Fulkerson, President

                                     APPENDIX B

       Agreement and Declaration of Trust of Century Capital Management Trust
       ----------------------------------------------------------------------

                       AGREEMENT AND DECLARATION OF TRUST
                       OF CENTURY CAPITAL MANAGEMENT TRUST

         THIS AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts, this 27th day of August, 1999 by the Trustees hereunder, and, as provided in
Article III, Section 5 hereof, by the holders of shares of beneficial interest to be issued as hereinafter provided.

                                 WITNESSETH that

         WHEREAS, this Trust has been formed to carry on the business of an investment company; and

         WHEREAS, the Trustees from time to time have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth.

         NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

                                    ARTICLE I
                              NAME AND DEFINITIONS

NAME

         Section 1. This Trust shall be known as Century Capital Management Trust and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

DEFINITIONS

         Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

         (a) The "Trust" refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

         (b) "Trustees" refers to the Trustee(s) of the Trust named herein or elected in accordance with Article IV;

         (c) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series of Shares is authorized by the Trustees, the equal proportionate units into which each series of Shares shall be divided from time to time or, if more than one class of Shares of any series is authorized by the Trustees, the equal proportionate units into which each class of such series of Shares shall be divided from time to time;

         (d) "Shareholder" means a record owner of Shares;

         (e) The "1940 Act" refers to the Investment Company Act of 1940, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, all as amended from time to time;

         (f) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Principal Underwriter" and "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act;

         (g) "Declaration of Trust" shall mean this Agreement and Declaration of Trust, as amended or restated from time to time; and

         (h) "By-Laws" shall mean the By-Laws of the Trust, as amended or restated from time to time.

                                   ARTICLE II
                                     PURPOSE

         The purpose of the Trust is to provide investors a managed investment primarily in securities, commodities and debt instruments.

                                  ARTICLE III
                                     SHARES

DIVISION OF SHARES INTO SERIES AND CLASSES

         Section 1. The Trustees may, in their discretion, from time to time, without the need for approval of Shareholders authorize the division of Shares into one or more series, and the different series shall be established and designated, and the variations in the relative rights, privileges and preferences as between the different series shall be fixed and determined by resolution of the Trustees upon and subject to the following provisions:

         (a) All Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees between different series as to purchase price, right of redemption and the price, terms and manner of redemption, and special and relative rights as to dividends and on liquidation and except as set forth in Section 1(h) of this Article III.

         (b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any series into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

         (c) All consideration received by the Trust for the issuance or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income and earnings thereon, profits therefrom, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, proceeds, funds or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No Shareholder of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares.

         (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. In no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities, expenses, costs, charges or reserves attributable to any other series. All persons who have extended credit that has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

         (e) The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Article IV,
Section 3 hereof unless otherwise provided by the Trustees at the time of establishing such series or thereafter.

         (f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be monthly or otherwise, pursuant to a standing vote or votes adopted only once or with such frequency as the Trustees may determine, to the Shareholders of that series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. All dividends and distributions on Shares of a particular series shall be distributed pro rata to the Shareholders of that series in proportion to the number of Shares of that series held by such Shareholders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.

         (g) At any time that there are no Shares outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof.

         (h) Notwithstanding anything in this Declaration to the contrary, the Trustees may, in their discretion, from time to time, without the need for approval of Shareholders, authorize the division of Shares of any series into Shares of one or more classes or subseries of such series. All Shares of a class or a subseries shall be identical with each other and with the Shares of each other class or subseries of the same series, except that the Trustees may provide for such variations between classes or subseries as may be permitted under the 1940 Act or pursuant to any exemptive order issued by the Commission.

OWNERSHIP AND TRANSFER OF SHARES

         Section 2. The ownership of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent of the Trust, as the case may be, shall be conclusive as to who are the Shareholders of each series and class and as to the number of Shares of each series and class held from time to time by each Shareholder.

         Section 3. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his or her agent thereunto authorized in writing, upon delivery to the Trustees or the transfer or similar agent, of a duly executed instrument of transfer together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the books of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer or similar agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

         Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the books of the Trust as the holder of such Shares upon production of the proper evidence thereof to the Trustees, or the transfer or similar agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer or similar agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

INVESTMENTS IN THE TRUST

         Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms and, subject to any requirements of law, for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they may, from time to time, authorize.

NO PREEMPTIVE RIGHTS

         Section 5. Shareholders shall have no preemptive or other right to receive, purchase or subscribe for any additional Shares or other securities issued by the Trust.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

         Section 6. Shares shall be deemed to be personal property having only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in a court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting. A trust is created hereby, and not a partnership or any other form of legal relationship, and the ownership of Shares shall not constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

NOTICES

         Section 7. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his or her last known address as recorded on the register of the Trust.

                                   ARTICLE IV
                                  THE TRUSTEES

ELECTION

         Section 1. The number of Trustees shall be fixed by a majority of the Trustees, except that, following any sale of Shares pursuant to a public offering, there shall be not less than three Trustees. Any vacancies occurring in the Board of Trustees may be filled by the Trustees if, immediately after filling any such vacancy, at least two-thirds (or such lesser or greater proportion as shall then be required by the 1940 Act) of the Trustees then holding office shall have been elected to such office by the Shareholders. In the event that at any time less than a majority (or such lesser or greater proportion as shall then be required by the 1940 Act) of the Trustees then holding office were elected to such office by the Shareholders, the Trustees shall call a meeting of Shareholders for the purpose of electing Trustees.

         Subject to the provisions of Section 16(a) of the 1940 Act, the Trustees shall hold office during the lifetime of this Trust and until its termination as hereinafter provided; except that (a) any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by him or her and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein;
(b) any Trustee may be removed with cause, at any time by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective; (c) any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at lest two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; (d) any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and (e) a Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares. For purposes of the foregoing clause (b), the term "cause" shall include, but not be limited to, willful misconduct, dishonesty, fraud, a felony conviction, or failure to comply with such written policies as may from time to time be adopted by at least two-thirds of the Trustees with respect to the conduct of Trustees and attendance at meetings. Upon the resignation, retirement or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, his or her legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

         The initial Trustee(s), each of whom shall serve until the first meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified, or until he or she sooner dies, resigns or is removed, shall be Allan W. Fulkerson and such other persons, if any, as the Trustee or Trustees then in office shall, prior to any sale of Shares pursuant to a public offering, appoint.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

         Section 2. The death, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

POWERS

         Section 3. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may fill vacancies in their number, including vacancies resulting from increases in their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may appoint an advisory board, the members of which shall not be Trustees and need not be Shareholders; they may employ or contract with one or more custodians of the assets of the Trust, authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder services agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter; they may determine and change the fiscal year of the Trust and the method by which its accounts are kept; they may set record dates for any purpose; they may set apart, from time to time, out of any funds of the Trust a reserve or reserves for any proper purpose, and abolish such reserves.

         The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust.

Without limiting the foregoing, the Trustees shall have power and authority:

         (a) To invest reinvest, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of cash, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, shares of, or any other interest in, any investment company as defined in the 1940 Act, and securities and related derivatives of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all persons;

         (b) To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

         (c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with respect to securities or property as the Trustees shall deem proper;

         (d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

         (e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise subject in each such case to proper safeguards according to the usual practices of Massachusetts trust companies or investment companies;

         (f) Subject to the provisions of Article III, Section 3, to allocate assets, liabilities and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of Shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

         (g) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

         (h) To join with other security holders in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depository or trustee, and to delegate to them such power and authority with respect to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

         (i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust on any matter in controversy, including but not limited to claims for taxes;

         (j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

         (k) To borrow funds;

         (l) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all of such obligations;

         (m) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

         (n) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

         (o) To definitively interpret the investment objectives, policies and limitations of the Trust or any series; and

         (p) To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein before set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

         The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

         Notwithstanding any other provision of this Declaration of Trust to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust property, or sell all or a portion of the Trust property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act.

         The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust property; to prosecute, arbitrate, defend, compromise or abandon any claims relating to the Trust property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

         The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. Except as otherwise provided herein or from time to time in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents signed by a majority of the Trustees then in office.

         Any action which may be taken by the Trustees under this Declaration of Trust or the By-Laws may be taken by the description thereof in the then effective Prospectus and/or Statement of Additional Information relating to the Shares under the Securities Act of 1933, as amended, or in any proxy statement of the Trust rather than by formal resolution of the Trustees.

PAYMENT OF EXPENSES BY TRUST

         Section 4. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or manager, principal underwriter, auditor, counsel, custodian, transfer agent, Shareholder services agent and such other agents or independent contractors, and such other expenses and charges, as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred or arising in connection with a particular series of Shares, as determined by the Trustees, shall be payable solely out of the assets of that series.

OWNERSHIP OF ASSETS OF THE TRUST

         Section 5. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

ADVISORY, MANAGEMENT AND DISTRIBUTION

         Section 6. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive investment advisory and/or management services with Century Capital Management, Inc., a Massachusetts corporation, or with any other corporation, trust, company or other organization (the "Adviser"), and with other corporations, trusts, companies or other organizations recommended by the Adviser to manage the portfolio securities of a series ("Portfolio Managers"), every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract shall, to the extent required by the 1940 Act, be subject to a favorable Majority Shareholder Vote and may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested, and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Adviser or any other corporation, trust, company or other organization for administrative services, or appoint the Adviser or such other corporation, trust, company or other organization exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

The fact that:

         (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder services or other agency contract may have been or may hereafter be made, or that any organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

         (ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, Shareholder services or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder services or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

PRINCIPAL TRANSACTIONS

         Section 7. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, shareholder servicing agent, custodian (other than repurchase agreements), distributor or transfer agent or with any Interested Person of such person; but the Trust may, upon customary terms, employ any such person, or firm or company in which such person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

         Section 8. Except as hereinafter provided, no officer, Trustee or member of any advisory board of the Trust, and no member, partner, or officer, director or trustee of the investment adviser, administrator or of the distributor, and no investment adviser, administrator or distributor of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:

         (a) The distributor from purchasing Shares from the Trust if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the distributor and provided that orders to purchase from the Trust are entered with the Trust or the custodian promptly upon receipt of the distributor of purchase orders for Shares, unless the distributor is otherwise instructed by its customer;

         (b) The distributor from purchasing Shares as agent for the account of the Trust;

         (c) The purchase from the Trust or from the distributor of Shares by any officer, Trustee or member of any advisory board of the Trust or by any member, partner, officer, director or trustee of the investment adviser or of the distributor at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the current prospectus or statement of additional information for the Shares being purchased; or

         (d) The investment adviser, the distributor, the administrator, or any of their officers, partners, directors or trustees from purchasing Shares prior to the effective date of the Trust's registration statement under the Securities Act of 1933, as amended, relating to the Shares.

                                   ARTICLE V
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

         Section 1. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any Adviser or Portfolio Manager as and to the extent provided in Article IV,
Section 6, (iii) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 8, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted by individual series; except that (1) when required by the 1940 Act to be voted in the aggregate, Shares shall not be voted by individual series; and (2) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more series or classes, then only Shareholders of such series or class(es) shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy, subject to any requirements contained in the By-laws. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

VOTING POWER AND MEETINGS

         Section 2. Meetings of Shareholders of the Trust or of any series or class may be called by the Trustees or such other person or persons as may be specified in the By-Laws and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the Shareholders of the Trust or any series or class as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of Shareholders of the Trust or of any series or class shall be called by the Trustees or such other person or persons as may be specified in the By-Laws upon written application. The Shareholders shall be entitled to such notice of any meeting of the Shareholders as is required by the applicable provisions of the By-Laws.

QUORUM AND REQUIRED VOTE

         Section 3. Thirty percent (30%) of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then thirty percent (30%) of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number, however, shall be sufficient for adjournments in the absence of a quorum. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any series or class shall vote as a series or class, then a majority of the Shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

ACTION BY WRITTEN CONSENT

         Section 4. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

ADDITIONAL PROVISIONS

         Section 5. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

                                   ARTICLE VI
                   DISTRIBUTIONS, REDEMPTIONS AND REPURCHASES,
                      AND DETERMINATION OF NET ASSET VALUE

DISTRIBUTIONS

         Section 1. The Trustees may, but need not, each year distribute to the Shareholders of each series or class such income and gains, accrued or realized, as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions of each year's income of each series, if any be made, may be made in one or more payments, which shall be in Shares, in cash or otherwise and on a date or dates and as of a record date or dates determined by the Trustees. At any time and from time to time in their discretion, the Trustees may distribute to the Shareholders of any one or more series or classes as of a record date or dates determined by the Trustees, in Shares, in cash or otherwise, all or part of any gains realized on the sale or disposition of property of the series or otherwise, or all or part of any other principal of the Trust attributable to the series. In the case of any series not divided into two or more classes of Shares, each distribution pursuant to this Section 1 shall be made ratably according to the number of Shares of the series held by the several Shareholders on the applicable record date thereof, provided that no distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. In the case of any series divided into two or more classes, each distribution pursuant to this
Section 1 may be made in whole or in such parts as the Trustees may determine to the Shareholders of any one or more classes, and the distribution to the Shareholders of any class shall be made ratably according to the number of Shares of the class (but need not be made ratably according to the number of Shares of the series, considered without regard to class) held by the several Shareholders on the record date thereof, provided that no distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7 of this Article VI.

REDEMPTIONS AND REPURCHASES

         Section 2. Any holder of Shares of the Trust may, upon presentation at the office of the Trust or at a principal office of a transfer agent appointed by the Trust of a written request, together with his or her certificates, if any, for such Shares in proper form for transfer, redeem his or her Shares for the net asset value thereof determined and computed in accordance with the provisions of this Section 2 and the provisions of Section 7 of this Article VI.

         Subject to the last paragraph of this Section 2, upon receipt by the Trust or its transfer agent of such written request for redemption of Shares, such Shares shall be redeemed at the net asset value per share of the appropriate series next determined after such Shares are tendered in proper order for transfer to the Trust or determined as of such other time fixed by the Trustees as may be permitted or required by the 1940 Act, provided that no such tender shall be required in the case of Shares for which a certificate or certificates have not been issued, and in such case such Shares shall be redeemed at the net asset value per share of the appropriate series next determined after such request has been received or determined at such other time fixed by the Trustees as may be permitted or required by the 1940 Act.

         The obligation of the Trust to redeem its Shares of each series or class as set forth above in this Section 2 shall be subject to the conditions that during any time of emergency, as hereinafter defined, such obligation may be suspended by the Trust by or under authority of the Trustees for such period or periods during such time of emergency as shall be determined by or under authority of the Trustees. If there is such a suspension, any Shareholder may withdraw any demand for redemption and any tender of Shares which has been received by the Trust during any such period and any tender of Shares, the applicable net asset value of which would but for such suspension be calculated as of a time during such period. Upon such withdrawal, the Trust shall return to the Shareholder the certificates therefor, if any. For the purposes of any such suspension, "time of emergency" shall mean, either with respect to all Shares or any series of Shares, any period during which:

         (a) The New York Stock Exchange is closed other than for customary weekend and holiday closings; or

         (b) The Trustees or authorized officers of the Trust shall have determined, in compliance with any applicable rules and regulations of the Commission, either that trading on the New York Stock Exchange is restricted, or that an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Trust fairly to determine the current value of its net assets; or

         (c) The suspension or postponement of such obligations is permitted by order of the Commission.

         The Trust may also purchase, repurchase or redeem Shares in accordance with such other methods, upon such other terms and subject to such other conditions as the Trustees may from time to time authorize at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. Without limiting the foregoing, redemption of Shares of any class may be made subject to payment to the Trust of such redemption fee as the Trustees may from time to time determine.

PAYMENT IN KIND

         Section 3. Subject to any generally applicable limitation imposed by the Trustees, any payment on redemption of Shares may, if authorized by the Trustees, be made wholly or partly in kind, instead of in cash. Such payment in kind shall be made by distributing securities or other property constituting, in the opinion of the Trustees, a fair representation of the various types of securities and other property then held by the series of Shares being redeemed (but not necessarily involving a portion of each of the series' holdings) and taken at their value used in determining the net asset value of the Shares in respect of which payment is made.

REDEMPTIONS AT THE OPTION OF THE TRUST

         Section 4. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as determined in accordance with Section 7 of Article VI of this Declaration of Trust: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series (determined without regard to class) determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.

DIVIDENDS, DISTRIBUTIONS, REDEMPTIONS AND REPURCHASES

         Section 5. No dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any series) with respect to, nor any redemption or repurchase of, the Shares of any series (or of any class) shall be effected by the Trust other than from the assets of such series (or of the series of which such class is a part).

DISCHARGE UPON REDEMPTION

         Section 6. The completion of redemption of Shares shall constitute a full discharge of the Trust and the Trustees with respect to such shares, and the Trustees may require that any certificate or certificates issued by the Trust to evidence the ownership of such Shares shall be surrendered to the Trustees for cancellation or notation.

DETERMINATION OF NET ASSET VALUE

         Section 7. The term "net asset value" of the Shares of each series or class shall mean: (i) the value of all the assets of such series or class; (ii) less the total liabilities of such series or class; (iii) divided by the number of Shares of such series or class outstanding, in each case at the time of each determination. The "number of Shares of such series or class outstanding" for the purposes of such computation shall be exclusive of any Shares of such series or class to be redeemed and not then redeemed as to which the redemption price has been determined, but shall include Shares of such series or class presented for repurchase and not then repurchased and Shares of such series or class to be redeemed and not then redeemed as to which the redemption price has not been determined and Shares of such series or class the sale of which has been confirmed. Any fractions involved in the computation of net asset value per share shall be adjusted to the nearer cent unless the Trustees shall determine to adjust such fractions to a fraction of a cent.

         The Trustees, or any officer or officers or agent of this Trust designated for the purpose by the Trustees, shall determine the net asset value of the Shares of each series or class, and the Trustees shall fix the times as of which the net asset value of the Shares of each series or class shall be determined and shall fix the periods during which any such net asset value shall be effective as to sales, redemptions and repurchases of, and other transactions in, the Shares of such series or class, except as such times and periods for any such transaction may be fixed by other provisions of this Declaration of Trust or by the By-Laws.

         In valuing the portfolio investments of any series or class for determination of net asset value per share of such series or class, securities for which market quotations are readily available shall be valued at prices which, in the opinion of the Trustees or any officer or officers or agent of the Trust designated for the purpose by the Trustees, most nearly represent the market value of such securities, which may, but need not, be the most recent bid price obtained from one or more of the market makers for such securities; other securities and assets shall be valued at fair value as determined by or pursuant to the direction of the Trustees. Notwithstanding the foregoing, short-term debt obligations, commercial paper and repurchase agreements may be, but need not be, valued on the basis of quoted yields for securities of comparable maturity, quality and type, or on the basis of amortized cost. In determination of net asset value of any series or class, dividends receivable and accounts receivable for investments sold and for Shares sold shall be stated at the amounts to be received therefor; and income receivable accrued daily on bonds and notes owned shall be stated at the amount to be received. Any other assets shall be stated at fair value as determined by the Trustees or such officer, officers or agent pursuant to the Trustees' authority, except that no value shall be assigned to good will, furniture, lists, reports, statistics or other noncurrent assets other than real estate. Liabilities of any series or class for accounts payable for investments purchased and for Shares tendered for redemption and not then redeemed as to which the redemption price has been determined shall be stated at the amounts payable therefor. In determining the net asset value of any series or class, the person or persons making such determination on behalf of the Trust may include in liabilities such reserves, estimated accrued expenses and contingencies as such person or persons may in its, his or their best judgment deem fair and reasonable under the circumstances. Any income dividends and gains distributions payable by the Trust shall be deducted as of such time or times on the record date therefor as the Trustees shall determine.

         The manner of determining the net assets of any series or class or of determining the net asset value of the Shares of any series or class may from time to time be altered as necessary or desirable in the judgment of the Trustees to conform to any other method prescribed or permitted by any applicable law or regulation.

         Determinations under this Section 7 made in good faith and in accordance with the provisions of the 1940 Act shall be binding on all parties concerned.

                                  ARTICLE VII
              COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

COMPENSATION

         Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

LIMITATION OF LIABILITY

         Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

                                  ARTICLE VIII
                                 INDEMNIFICATION

TRUSTEES, OFFICERS, ETC.

         Section 1. The Trust shall indemnify to the fullest extent of the law (including the 1940 Act) as currently in effect or as hereafter amended each of its Trustees and officers and those who have ceased to be a Trustee or officer (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided that (a) such Covered Person shall provide security for his undertaking, (b) the Trust shall be insured against losses arising by reason of such Covered Person's failure to fulfill his undertaking, or (c) a majority of the Trustees who are disinterested persons and who are not Interested Persons (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

COMPROMISE PAYMENT

         Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (a) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full-trial type inquiry) to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

INDEMNIFICATION NOT EXCLUSIVE

         Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of the Trustees and officers or such other persons.

SHAREHOLDERS

         Section 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of shares of which he or she is or was a Shareholder.

                                   ARTICLE IX
                                  MISCELLANEOUS

TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; NOTICE

         Section 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

         Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission of any such notice or recital shall not operate to bind any Trustees or Trustee of officers or officer or Shareholders or Shareholder individually.

TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

         Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall not be liable except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the investment adviser, the distributor, transfer agent, any shareholder servicing agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES

         Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

DURATION AND TERMINATION OF TRUST

         Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least two-thirds of the Shares of each series entitled to vote or by the Trustees by written notice to the Shareholders. Any series of Shares may be terminated at any time by vote of Shareholders holding at least two-thirds of the Shares of such series entitled to vote or by the Trustees by written notice to the Shareholders of such series.

         Upon termination of the Trust or of any one or more series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the series involved, ratably according to the number of Shares of such series held by the several Shareholders of such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, provided that any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them.

FILING OF COPIES, REFERENCES, HEADINGS

         Section 5. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions such as "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

MERGER, CONSOLIDATION AND SALE OF ASSETS

         Section 6. Subject to applicable law and except as otherwise provided in Section 7 of this Article IX, the Trust or any series of the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust property or all or substantially all of the Trust property allocated or belonging to such series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by the vote of the holders of two-thirds of the outstanding Shares of all series of the Trust voting as a single class, or of the affected series of the Trust, as the case may be, or by an instrument or instruments in writing without a meeting, consented to by the vote of the holders of two-thirds of the outstanding Shares of all series of the Trust voting as a single class, or of the affected series of the Trust, as the case may be; provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent by Majority Shareholder Vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust.

INCORPORATION, REORGANIZATION

         Section 7. Subject to applicable law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, unit investment trust, partnership, limited liability company, association or other organization to take over all of the Trust property or all of the Trust property allocated or belonging to a particular series of the Trust or to carry on any business in which the Trust or any such series shall directly or indirectly have any interest, and to sell, convey and transfer such Trust or series property to any such corporation, trust, partnership, limited liability company, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for shares or securities of, and enter into any contract with any such corporation, trust, partnership, limited liability company, association or organization in which the Trust or such series holds or is about to acquire shares or any other interest. Subject to applicable law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association or other organization. The Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 7, the Trust sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.

ORGANIZATIONAL EXPENSES

         Section 8. In the event that any person advances the organizational expenses of the Trust, such advances shall become an obligation of the Trust subject to such terms and conditions as may be fixed by, and on a date fixed by, or determined with criteria fixed by the Trustees, to be amortized over a period or periods to be fixed by the Trustees.

APPLICABLE LAW

         Section 9. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers that are ordinarily exercised by such a trust.

AMENDMENTS

         Section 10. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in
Section 1 of Article V; (b) on any amendment to this Section 10; (c) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (d) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more series or classes shall be authorized by vote of the Shareholders of each series or class affected and no vote of shareholders of a series or class not affected shall be required. Notwithstanding anything else herein, any amendment to
Article VIII shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

         Notwithstanding any other provision hereof, until such time as a registration statement under the Securities Act of 1933, as amended, covering the first public offering of Shares of a particular series of the Trust shall have become effective, this Declaration may be amended in any respect as to that series by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

FISCAL YEAR

         Section 11. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

         Section 12.

         (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or other applicable laws and regulations, the conflicting provision shall be interpreted so as to effectuate as nearly as possible its original intent while complying with applicable law or regulation; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

         (b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

         IN WITNESS WHEREOF, the undersigned Trustee has hereunto set his hand in the City of Boston, Massachusetts for himself and his assigns, as of this 27th day of August, 1999.

\s\ Allan W. Fulkerson
-------------------------
Allan W. Fulkerson

                                     APPENDIX C

                        Form of Proposed Advisory Agreement
                        -----------------------------------

                          INVESTMENT ADVISORY AGREEMENT
                            FOR CENTURY SHARES TRUST



      AGREEMENT made as of this 31st day of July, 2001, by and between Century Capital Management Trust, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), on behalf of its Century Shares Trust series (the "Fund"), and Century Capital Management, Inc., a Massachusetts corporation (the "Adviser").


                             W I T N E S S E T H

      WHEREAS, the Trust is engaged in business as an open-end series management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Adviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the Fund;

      NOW, THEREFORE, the parties hereby agree as follows:

XXI. APPOINTMENT OF ADVISER. THE TRUST HEREBY APPOINTS THE ADVISER TO ACT AS INVESTMENT ADVISER OF THE FUND FOR THE PERIOD AND ON THE TERMS HEREIN SET FORTH. THE ADVISER ACCEPTS SUCH APPOINTMENT AND AGREES TO RENDER THE INVESTMENT ADVISORY SERVICES HEREIN SET FORTH, FOR THE COMPENSATION HEREIN PROVIDED.

XXII. DUTIES OF ADVISER. (A) THE ADVISER, AT ITS EXPENSE, WILL FURNISH CONTINUOUSLY AN INVESTMENT PROGRAM FOR THE FUND, WILL DETERMINE, SUBJECT TO THE OVERALL SUPERVISION OF THE TRUSTEES OF THE TRUST, WHAT INVESTMENTS SHALL BE PURCHASED, HELD, SOLD OR EXCHANGED BY THE FUND AND WHAT PORTION, IF ANY, OF THE ASSETS OF THE FUND WILL BE HELD UNINVESTED, AND SHALL, ON BEHALF OF THE FUND, MAKE CHANGES IN THE INVESTMENTS OF THE FUND. THE ADVISER, AND ANY AFFILIATE THEREOF, SHALL BE FREE TO RENDER SIMILAR SERVICES TO OTHER INVESTMENT COMPANIES AND OTHER CLIENTS AND TO ENGAGE IN OTHER ACTIVITIES, SO LONG AS THE SERVICES RENDERED TO THE FUND HEREUNDER ARE NOT IMPAIRED. THE ADVISER OR AN AFFILIATE MAY ENTER INTO A SEPARATE AGREEMENT WITH THE TRUST, PURSUANT TO WHICH IT MAY AGREE TO MANAGE, SUPERVISE AND CONDUCT THE OTHER AFFAIRS AND BUSINESS OF THE FUND AND MATTERS INCIDENTAL THERETO, SUBJECT ALWAYS TO THE PROVISIONS OF THE TRUST'S DECLARATION OF TRUST AND BYLAWS AND OF THE 1940 ACT.

      (B) THE ADVISER, AT ITS OWN EXPENSE, SHALL PLACE ALL ORDERS FOR THE PURCHASE AND SALE OF PORTFOLIO SECURITIES FOR THE ACCOUNT OF THE FUND WITH ISSUERS, BROKERS OR DEALERS SELECTED BY THE ADVISER. IN EXECUTING PORTFOLIO TRANSACTIONS AND SELECTING BROKERS OR DEALERS, THE ADVISER WILL USE ITS BEST EFFORTS TO SEEK, ON BEHALF OF THE FUND, THE BEST OVERALL TERMS AVAILABLE. IN ASSESSING THE BEST OVERALL TERMS AVAILABLE FOR ANY TRANSACTION, THE ADVISER SHALL CONSIDER ALL FACTORS IT DEEMS RELEVANT, INCLUDING THE BREADTH OF THE MARKET IN THE SECURITY, THE FINANCIAL CONDITION AND EXECUTION CAPABILITIES OF THE BROKER OR DEALER, AND THE REASONABLENESS OF THE COMMISSION, IF ANY (FOR THE SPECIFIC TRANSACTION AND ON A CONTINUING BASIS). IN EVALUATING THE BEST OVERALL TERMS AVAILABLE AND IN SELECTING THE BROKER OR DEALER TO EXECUTE A PARTICULAR TRANSACTION, THE ADVISER MAY ALSO CONSIDER THE BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF
1934) PROVIDED BY SUCH BROKER OR DEALER TO THE FUND OR OTHER ACCOUNTS OVER WHICH THE ADVISER OR ANY AFFILIATE OF THE ADVISER EXERCISES INVESTMENT DISCRETION. THE ADVISER IS AUTHORIZED TO PAY TO A BROKER OR DEALER WHO PROVIDES SUCH BROKERAGE AND RESEARCH SERVICES A COMMISSION FOR EXECUTING A PORTFOLIO TRANSACTION FOR THE FUND WHICH IS IN EXCESS OF THE AMOUNT OF COMMISSION ANOTHER BROKER OR DEALER WOULD HAVE CHARGED FOR EFFECTING THAT TRANSACTION, IF, BUT ONLY IF, THE ADVISER DETERMINES IN GOOD FAITH THAT SUCH COMMISSION IS REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED BY SUCH BROKER OR DEALER, VIEWED IN TERMS OF EITHER THAT PARTICULAR TRANSACTION OR IN TERMS OF ALL OF THE ACCOUNTS OVER WHICH THE ADVISER OR ANY AFFILIATE OF THE ADVISER EXERCISES INVESTMENT DISCRETION.

XXIII. COMPENSATION OF ADVISER. (A) AS FULL COMPENSATION FOR THE SERVICES FURNISHED BY THE ADVISER UNDER THIS AGREEMENT, THE TRUST AGREES TO PAY TO THE ADVISER A FEE AT THE ANNUAL RATE OF (I) 0.80% OF THE FUND'S AVERAGE DAILY NET ASSET VALUE UP TO AN AGGREGATE ASSET LEVEL OF $500 MILLION AND (II) 0.70% OF THE FUND'S AVERAGE DAILY NET ASSET VALUE IN EXCESS OF $500 MILLION. SUCH FEE SHALL BE ACCRUED AND PAYABLE MONTHLY. FOR PURPOSES OF CALCULATING SUCH FEE, SUCH NET ASSET VALUE SHALL BE DETERMINED BY TAKING THE AVERAGE OF ALL DETERMINATIONS OF NET ASSET VALUE MADE IN THE MANNER PROVIDED IN THE FUND'S CURRENT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

      (b) For any period less than a full month during which this Agreement is in effect the compensation payable to the Adviser hereunder shall be prorated according to the proportion which such period bears to a full month.

XXIV. LIMITATION OF LIABILITY OF ADVISER. THE ADVISER SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR MISTAKE OF LAW OR FOR ANY LOSS SUFFERED BY THE FUND IN CONNECTION WITH ANY INVESTMENT POLICY OR THE PURCHASE, SALE, OR RETENTION OF ANY SECURITY ON THE RECOMMENDATION OF THE ADVISER; PROVIDED, HOWEVER, THAT NOTHING HEREIN CONTAINED SHALL BE CONSTRUED TO PROTECT THE ADVISER AGAINST ANY LIABILITY TO THE FUND BY REASON OF WILLFUL MISFEASANCE, BAD FAITH OR GROSS NEGLIGENCE IN THE PERFORMANCE OF ITS DUTIES, OR BY REASON OF RECKLESS DISREGARD OF ITS OBLIGATIONS AND DUTIES UNDER THIS AGREEMENT.

XXV. TERM AND TERMINATION. (A) THIS AGREEMENT SHALL BECOME EFFECTIVE ON THE DATE FIRST WRITTEN ABOVE. UNLESS TERMINATED AS HEREIN PROVIDED, THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AS TO THE FUND FOR TWO YEARS FROM THE DATE HEREOF AND SHALL CONTINUE IN FULL FORCE AND EFFECT FOR SUCCESSIVE PERIODS OF ONE YEAR THEREAFTER, BUT ONLY SO LONG AS EACH CONTINUANCE IS APPROVED (I) BY EITHER THE TRUSTEES OF THE TRUST OR BY VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE 1940 ACT) OF THE FUND, AND, IN EITHER EVENT, (II) BY VOTE OF A MAJORITY OF THE TRUSTEES OF THE TRUST WHO ARE NOT PARTIES TO THIS AGREEMENT OR INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF ANY SUCH PARTY.

      (b) This Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Adviser, on sixty days' written notice to the other party.

      (c) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

XXVI. USE OF NAME. [THE ADVISER OWNS THE NAME "CENTURY CAPITAL," WHICH MAY BE USED BY THE TRUST ONLY WITH THE CONSENT OF THE ADVISER.] THE ADVISER CONSENTS TO THE USE BY THE TRUST OF THE NAME "CENTURY CAPITAL MANAGEMENT TRUST" AND OR ANY OTHER NAME EMBODYING THE NAME "CENTURY CAPITAL," INTO SUCH FORMS AS THE ADVISER SHALL IN WRITING APPROVE, BUT ONLY ON CONDITION AND SO LONG AS (I) THIS CONTRACT SHALL REMAIN IN FULL FORCE AND (II) THE TRUST SHALL FULLY PERFORM, FULFILL AND COMPLY WITH ALL PROVISIONS OF THIS CONTRACT EXPRESSED HEREIN TO BE PERFORMED, FULFILLED OR COMPLIED WITH BY IT. NO SUCH NAME SHALL BE USED BY THE TRUST AT ANY TIME OR IN ANY PLACE OR FOR ANY PURPOSES OR UNDER ANY CONDITIONS EXCEPT AS PROVIDED IN THIS SECTION. THE FOREGOING AUTHORIZATION BY THE ADVISER TO THE TRUST TO USE SAID NAME AS PART OF A BUSINESS OR NAME IS NOT EXCLUSIVE OF THE RIGHT OF THE ADVISER ITSELF TO USE, OR TO AUTHORIZE OTHERS TO USE, THE SAME; THE TRUST ACKNOWLEDGES AND AGREES THAT AS BETWEEN THE ADVISER AND THE TRUST, THE ADVISER HAS THE EXCLUSIVE RIGHT SO TO AUTHORIZE OTHERS TO USE THE SAME; THE TRUST ACKNOWLEDGES AND AGREES THAT AS BETWEEN THE ADVISER AND THE TRUST, THE ADVISER HAS THE EXCLUSIVE RIGHT SO TO USE, OR AUTHORIZE OTHERS TO USE, SAID NAME AND THE TRUST AGREES TO TAKE SUCH ACTION AS MAY REASONABLY BE REQUESTED BY THE ADVISER TO GIVE FULL EFFECT TO THE PROVISIONS OF THIS SECTION (INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE TRUST AGREES THAT, UPON ANY TERMINATION OF THIS CONTRACT BY EITHER PARTY OR UPON THE VIOLATION OF ANY OF ITS PROVISIONS BY THE TRUST, THE TRUST WILL, AT THE REQUEST OF THE ADVISER MADE WITHIN SIX MONTHS AFTER THE ADVISER HAS KNOWLEDGE OF SUCH TERMINATION OR VIOLATION, USE ITS BEST EFFORTS TO CHANGE THE NAME OF THE TRUST SO AS TO ELIMINATE ALL REFERENCE, IF ANY, TO THE NAME "CENTURY CAPITAL" AND WILL NOT THEREAFTER TRANSACT ANY BUSINESS IN A NAME CONTAINING THE NAME "CENTURY CAPITAL" IN ANY FORM OR COMBINATION WHATSOEVER, OR DESIGNATE ITSELF AS THE SAME ENTITY AS OR SUCCESSOR TO AN ENTITY OF SUCH NAME, OR OTHERWISE USE THE NAME "CENTURY CAPITAL" OR ANY OTHER REFERENCE TO THE ADVISER. SUCH COVENANTS ON THE PART OF THE TRUST SHALL BE BINDING UPON IT, ITS TRUSTEES, OFFICERS, STOCKHOLDERS, CREDITORS AND ALL OTHER PERSONS CLAIMING UNDER OR THROUGH IT.

       [The remainder of this page has intentionally been left blank.]

      IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above


                                    CENTURY CAPITAL MANAGEMENT TRUST


                                       By: _________________________________
                                           Allan W. Fulkerson, President




                                    CENTURY CAPITAL MANAGEMENT, INC.


                                       By: _________________________________
                                           Allan W. Fulkerson, President

                                     NOTICE


      A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed with respect to the Trust's Century Shares Trust series on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of this instrument are not binding upon the Trustees, officers or holders of shares individually but are binding only upon the assets and property of the Century Shares Trust series.
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                             FOR YOUR CONVENIENCE
          YOU MAY VOTE 24 HOURS A DAY BY TELEPHONE, INTERNET, OR FAX
                       PLEASE BE SURE TO SIGN YOUR CARD


         TELEPHONE                   INTERNET                     FAX
      1-888-221-0697             www.proxyweb.com           1-888-226-7171

           TO SPEAK WITH A REPRESENTATIVE, PLEASE CALL 1-800-549-6650 Please fold and detach card at perforation before mailing.

*** CONTROL NUMBER:  999 999 999   Please fill in box(es) as shown using black
999 999 999*                       or blue ink or a number 2 pencil. |X|
                                   PLEASE DO NOT USE FINE POINT PENS.


CENTURY SHARES TRUST              SPECIAL MEETING OF SHAREHOLDERS, JUNE 29, 2001
                             THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD
                                                                     OF TRUSTEES

The undersigned hereby revokes all previous proxies for his or her shares and appoints Allan W. Fulkerson and Alexander L. Thorndike, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Century Shares Trust (the "Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the offices of the Century Capital Management, Inc., One Liberty Square, Boston, Massachusetts 02109, on June 29, 2001 at 11:00 a.m., Eastern Daylight Savings Time, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

                                                        FOR     AGAINST  ABSTAIN
1.   To approve the reorganization of the Trust as      |_|       |_|      |_|
     a new series of Century Capital Management
     Trust, a Massachusetts business trust,
     pursuant to an Agreement and Plan of
     Reorganization
2.   To approve a proposed advisory agreement           |_|       |_|      |_|
     for the Trust (or its successor, if the
     Reorganization is also approved)
3.   To ratify the selection of Deloitte & Touche       |_|       |_|      |_|
     LLP as independent auditors of the Trust (or its successor, if the Reorganization is also approved)


                                    PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                    IN THE ENCLOSED ENVELOPE IF YOU ARE VOTING
                                    BY MAIL.

                                    Date ___________________________

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                                                   SIGNATURE

                                    NOTE:  Please sign exactly as name
                                    appears on the proxy.  If signing for
                                    estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


  THIS PROXY WILL BE VOTED FOR EACH PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE
                           ---